UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program, Inc.
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program, Inc.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Bruce G. Leto

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:	610.684.8000

Date of fiscal year end:	12/31/2013

Date of reporting period:	1/1/13 – 12/31/13

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/13 through 12/31/13 is filed herewith)

TIFF Investment Program, Inc.
2013 Annual Report	December 31, 2013

About TIFF

The Investment Fund for Foundations (TIFF), founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program, Inc. (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2013. Additional information regarding the performance of the mutual funds described herein has been provided to members via the TIFF Multi-Asset Fund quarterly reports and at www.tiff.org for STF reporting.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 26, 2014

Copyright © 2014 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund
December 31, 2013
Portfolio Management Review (unaudited)

Performance Review

Driven by another strong year of equity market appreciation, TIFF Multi-Asset Fund (MAF) returned 14.02% for calendar year 2013 before the deduction of entry and exit fees. This performance was more than double that of the fund’s primary benchmark, CPI +5%, which rose 6.57% for the year. For complete, annualized performance data, please see the table on page 4.

The fund also significantly outperformed its secondary benchmark, the MAF Constructed Index (CI), by approximately 4.53% for the year. Tactical asset allocation decisions provided about one-fifth of MAF’s gross excess returns over the CI (1.09%), while security selection by external managers, including those operating within underlying fund structures and separate accounts, contributed about four-fifths (3.81%). The breadth and magnitude of manager excess return was unusual relative to MAF’s history, and TAS is not anticipating a repeat in 2014 or beyond. In 2013, three managers outpaced the benchmarks that TAS assigns to them by more than 20%, and three others outperformed by more than 10%. Moreover, no manager lagged its TAS-assigned benchmark by more than single-digit percentage points. Viewed differently, 11 of the fund’s 20 external managers or underlying funds added more than 0.10% of excess return to MAF, and only two subtracted more than that amount. Additional value was added in 2013 via TAS’s decisions throughout the year on tactical adjustments to the fund’s asset segment weights versus CI policy weights. These “tilts” contributed positively within all of the fund’s broad allocation categories: total return assets, inflation hedges, and all-purpose hedges.

While MAF’s managers as a group performed beyond TAS’s expectations, TAS is mindful of the fact that the CI significantly underperformed the 65/35 Mix (65% MSCI All Country World Index, 35% Barclays US Aggregate Bond Index). The CI’s 4.18% underperformance vs. this stock and bond mix is attributable largely to inflation, or the lack thereof. During 2013, inflation-sensitive assets generally underperformed assets perceived to be less sensitive to rising prices or declining currency values. Commodities (represented by the Dow-Jones UBS Commodity Index) declined significantly, and Real Estate Investment Trusts, or REITs (represented by the FTSE EPRA/NAREIT Developed Index) underperformed broad equity markets. Among the worst-performing major indices in the fixed income arena was the Barclays US

Government Inflation-Linked Bond Index, representing Treasury Inflation-Protected Securities (TIPS). While global equity markets surged during 2013, the various inflation sensitive asset segments within the CI dragged on its performance. MAF escaped some of this drag because of the fund’s negative tilts to key inflation-sensitive segments during the year; MAF ended 2013 outperforming the 65/35 Mix by 0.36% for the year.

The year 2013 began the way 2012 ended, with equity markets continuing to trickle up on low volatility. MAF’s 4.17% gain in the first quarter outpaced the CI’s 3.38% rise, driven by strong returns from credit and multi-strategy managers that were partially offset by underperformance in real estate-related assets. MAF was overweight developed market equities and underweight emerging market stocks during the quarter, relative to the CI’s weights. Both tilts added value over the period, as developed market stocks rose strongly and emerging market stocks declined. The fund made two meaningful adjustments to its long-oriented manager roster during the first quarter. First, it terminated its high yield corporate bond account with Wellington Management Company, as junk bond yields were at record lows. A portion of the proceeds was redeployed to equities, which TAS believed offered better prospective risk-adjusted return potential than high yield corporate bonds. Second, the fund added to its TIPS Breakeven Inflation allocation, or hedged TIPS position, with Amundi Smith Breeden.

MAF managed to eke out a 0.46% gain during 2Q 2013, a quarter marked by losses on broad indices of stocks, real assets, and bonds (represented by the MSCI All Country World, Dow Jones-UBS Commodity, FTSE EPRA/NAREIT Developed, and Barclays US Aggregate Bond indices). The losses came amid widely noted comments to Congress by Federal Reserve Board Chairman Ben Bernanke in which he said the Fed may begin tapering the pace of its Treasury bond purchases, potentially trimming liquidity from markets. Across May and June, losses were most acute in fixed income markets, as the yield on the 10-year US Treasury note rose sharply, and many broad measures of credit spreads widened as well. MAF’s exposure to short-duration Treasury bills rather than longer-duration — or more interest-rate sensitive — fixed income investments was beneficial during the quarter. Also benefiting MAF’s members were the aggregate active management decisions made by the fund’s external managers — including decisions made during the second quarter and those made prior to the quarter that proved over 2Q to have been smart ones.

TIFF Multi-Asset Fund
December 31, 2013

Among these decisions were long/short trades in global real estate-related securities and long positions in US banks and global branded goods companies.

As global equity markets surged in 3Q 2013, MAF produced a gain of 4.75%. That result beat the 4.56% rise of the CI over the same period but lagged the 65/35 Mix by roughly 0.60%. MAF’s returns resulting from active management were fairly muted during the quarter: strong performance by long/short managers, particularly within the REIT segment, was partially offset by the drag produced by the fund’s cash allocation. There were two material changes to MAF’s manager roster during the third quarter: at the beginning of the quarter we allocated about 1.8% of MAF’s capital to OVS Capital, an existing external manager focused on relative value, risk arbitrage trades in European equities. The allocation roughly doubled MAF’s capital with the firm. At the end of the quarter, we allocated about 3% of MAF’s capital to Glenhill Capital, a long-oriented US equity manager new to MAF. Both allocations proved to be positive contributors to performance over the remainder of the year.

The strong equity market returns continued in 4Q 2013, with the US and Europe leading the broad MSCI All Country World Index to a 7.31% return over the quarter. These gains stood in stark contrast to losses posted by the hedging segments of the CI and by the widely followed bond proxy, the Barclays Capital US Aggregate Bond Index, which declined 0.14% on the quarter. MAF gained 4.01% during 4Q 2013, modestly above the CI but below the 65/35 Mix. Within MAF’s total return category, profitable security selection by the fund’s external managers offset a modest drag from the fund’s relatively defensive allocation to the category. The most significant change to MAF’s manager roster in 4Q was the termination of a mandate through which Wellington Management Company invested in global natural resources stocks for MAF. From MAF’s inception through October 2013, Wellington invested a portion of MAF’s capital in securities spanning the energy, metals and mining, and paper and forest product sectors. When we eliminated a resource-related stocks segment from the CI in 2009, the Wellington strategy’s fit in MAF became increasingly challenging. Given the enticing manager opportunities available to MAF in the latter half of 2013 and our strongly held aversion to over-diversifying our manager roster, we determined in October to terminate the Wellington relationship.

Strategy Overview

The fund seeks to achieve a total return (price appreciation plus dividends and interest income) that, over a majority of market cycles, exceeds inflation plus 5% per annum by employing a globally diversified portfolio. Such diversification is designed to constitute a hedge against catastrophic losses during times when the fund’s main engine of growth — its total return segment — may be misfiring. MAF’s asset mix is designed not to outperform the best-performing asset class in any given year but rather to produce satisfactory real returns over time periods appropriate to perpetual life charities. The fund rebalances segment weights in a manner designed to exploit capital markets’ mean-reverting tendencies while being cognizant of trading costs. MAF generally maintains its desired alignment of exposures versus the CI by deploying equity futures, currency futures, Treasury futures, and swaps as needed. On occasion, the fund has used options as a hedging device when pricing is deemed attractive.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund
December 31, 2013

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF's website at www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/13

	Calendar Year 2013	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	14.02%	8.51%	13.24%	8.84%	8.53%	364.53%
After Deduction of Entry/Exit Fees	12.88%	8.15%	13.01%	8.73%	8.48%	359.90%
MSCI ACW Index*	22.80%	9.73%	14.92%	7.17%	7.10%	261.91%
CPI + 5% per annum**	6.57%	7.16%	7.18%	7.48%	7.43%	283.56%
MAF Constructed Index***	9.48%	6.40%	11.30%	6.87%	7.71%	302.30%
65/35 Mix****	13.66%	7.81%	11.65%	6.64%	7.09%	260.95%

Total return assumes dividend reinvestment. MAF's annualized expense ratio for calendar year 2012 was 1.55% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2012, and are expected to vary over time. Data are expressed as a percentage of average net assets. The expense ratio may differ for 2013.

Commencement of operations was March 31, 1995.  The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deduction of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deduction of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

*	The MSCI ACW (All Country World) IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACW Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000 and net of foreign withholding taxes thereafter. Please note that this index is 100% stocks whereas MAF normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI ACW Index is presented as a benchmark for the fund solely to comply with SEC regulations. One cannot invest directly in an index.
**	The CPI (Consumer Price Index — All Urban Consumers) is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for MAF because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most MAF members are subject.
***	At December 31, 2013, the Constructed Index comprised segment benchmarks at the following weights: 51% MSCI All Country World Index; 6% Barclays High Yield 2% Issuer Capped Bond Index; 5% Dow Jones-UBS Commodity Index Total Return; 5% FTSE EPRA/NAREIT Developed Index; 10% Barclays US Government Inflation-Linked Bond Index; 10% Barclays US Breakeven Inflation Aggregate Index; and 13% BofA Merrill Lynch US 6-Month Treasury Bill Index. Performance of the Constructed Index generated after June 30, 2009, is reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflects an estimate of the costs of investing in the Constructed Index's segments through index funds or other instruments and is designed to facilitate a comparison of passive investment strategies with active portfolio management. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The allocations, segment weights, and segment benchmarks of the Constructed Index have varied over time and the performance presented for the Constructed Index reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.
****	65/35 Mix consists of 65% MSCI All Country World Index and 35% Barclays US Aggregate Bond Index. Weights are rebalanced at each quarter-end; those before July 1, 2009, reflect month-end rebalancing.

TIFF Multi-Asset Fund
December 31, 2013

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting TIFF's website at www.tiff.org. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, below investment grade bonds, and REITs; and engages in short-selling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund's assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor's or Baa by Moody's) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” Investors should be aware of the risks involved with investing in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Performance of a $1,000,000 Investment (Unaudited)	Ten year period ended 12/31/13

Past performance is not a guarantee of future results.

The fund's performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund
December 31, 2013

Barclays US Aggregate Bond Index.  The Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

Barclays US Breakeven Inflation Aggregate Index.  The Barclays US Breakeven Inflation Aggregate Index is designed to provide a benchmark for investors seeking to track the “breakeven” rate of inflation in the United States by capturing the return of simultaneous long positions in US Treasury Inflation Protected Securities (“TIPS”) across the entire term structure of the TIPS market and short positions in corresponding comparable nominal US Treasury bonds (traditional US Treasury bonds paying a fixed rate of interest). The index also includes a return on cash lent to facilitate the short transactions. The “breakeven” rate of inflation is the level of inflation required for TIPS to approximate the performance of nominal US Treasury bonds with equivalent duration. The index is rebalanced monthly.

Barclays US Government Inflation-Linked Bond Index.  The Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining to maturity on the index rebalancing date (the last calendar day of each month) and total outstanding issue size of $500 million or more. Bonds must be capital-indexed and linked to an eligible inflation index. The bonds are denominated in US dollars and pay coupon and principal in US dollars. The notional coupon of a bond must be fixed or zero and the bond must settle on or before the monthly rebalancing date to be eligible for the index.

Barclays US High Yield 2% Issuer Capped Bond Index.  The Barclays US High Yield 2% Issuer Capped Bond Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. To be eligible for this index, bonds must also have at least one year to final maturity and at least $150 million outstanding par value. This index limits issuer exposures to 2% of the total market value of the index, and any excess market value is redistributed to the issuers below the cap on a pro rata basis. The index is rebalanced monthly.

BofA Merrill Lynch US 6-Month Treasury Bill Index.  The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Dow Jones-UBS Commodity Index Total Return.  The Dow Jones-UBS Commodity Index Total Return comprises futures contracts on 19 exchange-traded physical commodities. The index is calculated on a total return basis and reflects the return on fully collateralized futures positions. Futures contracts are rolled prior to maturity. The index’s composition is based on contract liquidity and dollar-adjusted historical commodity production volumes adjusted as needed to limit exposure to any single commodity at an annual rebalancing date to a maximum of 15% and a minimum of 2% of the index. Moreover, no related group of commodities (e.g., energy, precious metals, industrial metals, livestock, or agriculture) may constitute more than one-third of the index’s weight at annual rebalancing dates.

FTSE EPRA/NAREIT Developed Index.  The FTSE EPRA/NAREIT Developed Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of listed real estate companies and REITS in developed markets worldwide, principally North America, Europe and Asia. The European Public Real Estate Association (EPRA) represents the European public real estate sector. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies in the US.

One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.

TIFF Multi-Asset Fund
December 31, 2013
Summary Schedule of Investments (Unaudited)

Short-Term Investments	28.1%
Foreign Common Stocks	25.5%
US Common Stocks	23.2%
Private Investment Funds	14.6%
US Treasury Bonds/Notes	14.3%
Mortgage-Backed Securities	1.3%
Exchange-Traded Funds	1.0%
Asset-Backed Securities	0.9%
Mutual Funds	0.8%
Purchased Option Contracts	0.2%
Preferred Stocks	0.2%
Warrants	0.0%
Corporate Bonds	0.0%
Total Investments	110.1%
Securities Sold Short	(12.7)%
Other Assets in Excess of Liabilities	2.6%
Net Assets	100.0%

TIFF Multi-Asset Fund
December 31, 2013
Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Dividend Expense**			Excluding Interest and Dividend Expense**
	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expenses Paid During the Period* 7/1/13 – 12/31/13
1) Actual	$1,000.00	$1,089.50	$7.16	$1,000.00	$1,089.50	$4.90
2) Hypothetical	$1,000.00	$1,018.35	$6.92	$1,000.00	$1,020.52	$4.74
*	Expenses are equal to the fund’s annualized expense ratio of 1.36% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.93%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.
**	Interest expense is interest on reverse repurchase agreements (see Note 7); dividend expense is dividends paid on securities sold short.

TIFF Multi-Asset Fund
December 31, 2013
Financial Highlights

	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
For a share outstanding throughout each period
Net asset value, beginning of year	$15.80		$14.54	$15.55	$14.39	$11.70
Income (loss) from investment operations
Net investment income (a)	0.01	(b)	0.17	0.26	0.19	0.18
Net realized and unrealized gain (loss) on investments	2.15		1.84	(0.54)	1.67	3.10
Total from investment operations	2.16		2.01	(0.28)	1.86	3.28
Less distributions from
Net investment income	(0.17)		(0.30)	(0.07)	(0.70)	(0.61)
Net realized gains	(1.55)		(0.47)	(0.54)	(0.01)	—
Return of capital	—		—	(0.13)	—	—
Total distributions	(1.72)		(0.77)	(0.74)	(0.71)	(0.61)
Entry/exit fee per share (a)	0.02		0.02	0.01	0.01	0.02
Net asset value, end of year	$16.26		$15.80	$14.54	$15.55	$14.39
Total return (c)	14.02%		14.00%	(1.70)%	13.18%	28.75%
Ratios/supplemental data
Net assets, end of year (000s)	$5,770,761		$4,923,265	$4,164,070	$3,876,799	$3,060,722
Ratio of expenses to average net assets, before waivers (d)	1.31%		0.94%	0.67%	0.81%	0.65%
Ratio of expenses to average net assets, after waivers (d)	1.31	%(b)	0.94%	0.67%	0.81%	0.65%
Ratio of expenses to average net assets, excluding interest and dividend expense (d)	0.90%		0.81%	0.61%	0.76%	0.60%
Ratio of net investment income to average net assets	0.06	%(b)	1.07%	1.66%	1.28%	1.40%
Portfolio turnover	106%		54%	42%	48%	90%

(a)	Calculation based on average shares outstanding.
(b)	Net of fees and expenses waived. An expense waiver was in place for only a portion of 2013. The impact of the fee waiver as a ratio to average net assets was 0.00%. For further discussion, please refer to Footnote 4 in the accompanying Notes to Financial Statements.
(c)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(d)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds' total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Investments — 110.1% of net assets
Common Stocks — 48.7%
US Common Stocks — 23.2%
Aerospace & Defense — 0.2%
Exelis, Inc.	273,700	$5,216,722
Honeywell International, Inc.	2,612	238,658
L-3 Communications Holdings, Inc.	17,500	1,870,050
Lockheed Martin Corp.	14,800	2,200,168
Northrop Grumman Corp.	17,700	2,028,597
Raytheon Co.	22,100	2,004,470
United Technologies Corp.	1,646	187,315
		13,745,980
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	10,959	639,348
Expeditors International of Washington, Inc.	12,959	573,436
FedEx Corp.	84,700	12,177,319
United Parcel Service, Inc. (UPS), Class B	10,636	1,117,631
		14,507,734
Airlines — 0.7%
American Airlines Group, Inc. (a)	17,323	437,406
AMR Corp. (a) (b)	260,322	3,165,515
Delta Air Lines, Inc.	1,160,942	31,891,077
Southwest Airlines Co.	94,100	1,772,844
		37,266,842
Auto Components — 0.0%
Goodyear Tire & Rubber Co. (The)	75,500	1,800,675
Lear Corp.	4,848	392,542
		2,193,217
Automobiles — 0.0%
Ford Motor Co.	124,000	1,913,320
Beverages — 0.2%
Coca-Cola Co. (The)	110,950	4,583,344
Coca-Cola Enterprises, Inc.	41,800	1,844,634
Constellation Brands, Inc., Class A (a)	57,054	4,015,461
Dr Pepper Snapple Group, Inc.	13,940	679,157
Monster Beverage Corp. (a)	25,700	1,741,689
PepsiCo, Inc.	410	34,005
		12,898,290
Biotechnology — 0.2%
Amgen, Inc.	21,573	2,462,774
Biogen Idec, Inc. (a)	7,700	2,154,075
Celgene Corp. (a)	13,500	2,280,960
Gilead Sciences, Inc. (a)	23,440	1,761,516
		8,659,325
Building Products — 0.0%
USG Corp. (a)	67,200	1,907,136
Capital Markets — 0.4%
Ameriprise Financial, Inc.	4,366	502,308
Bank of New York Mellon Corp. (The)	160,300	5,600,882
Federated Investors, Inc., Class B	51,227	1,475,338
Franklin Resources, Inc.	41,148	2,375,474

	Number of Shares	Value
Goldman Sachs Group, Inc. (The)	6,229	$1,104,152
Legg Mason, Inc.	19,941	867,035
Northern Trust Corp.	143,900	8,905,971
		20,831,160
Chemicals — 0.7%
Air Products & Chemicals, Inc.	36,500	4,079,970
Axiall Corp.	177,500	8,420,600
Calgon Carbon Corp. (a)	346,100	7,119,277
CF Industries Holdings, Inc.	5,700	1,328,328
Eastman Chemical Co.	47,364	3,822,275
EI du Pont de Nemours & Co.	2,825	183,540
Monsanto Co.	25,547	2,977,503
Praxair, Inc.	25,158	3,271,295
Sigma-Aldrich Corp.	23,965	2,252,949
WR Grace & Co. (a)	63,201	6,248,683
Yongye International, Inc. (a)	227,225	1,454,240
		41,158,660
Commercial Banks — 0.9%
Comerica, Inc.	38,800	1,844,552
Fifth Third Bancorp	93,500	1,966,305
Huntington Bancshares Inc.	191,400	1,847,010
KeyCorp	133,800	1,795,596
M&T Bank Corp.	10,013	1,165,713
Wells Fargo & Co.	974,015	44,220,281
		52,839,457
Commercial Services & Supplies — 0.5%
Covanta Holding Corp.	253,172	4,493,803
Iron Mountain, Inc.	538,354	16,339,044
Waste Management, Inc.	143,100	6,420,897
		27,253,744
Communications Equipment — 0.1%
Cisco Systems, Inc.	4,998	112,205
Harris Corp.	11,600	809,796
Motorola Solutions, Inc.	68,319	4,611,533
QUALCOMM, Inc.	29,992	2,226,906
		7,760,440
Computers & Peripherals — 0.2%
Apple, Inc.	10,426	5,850,133
EMC Corp.	161,500	4,061,725
SanDisk Corp.	26,600	1,876,364
Western Digital Corp.	21,900	1,837,410
		13,625,632
Construction & Engineering — 0.0%
Fluor Corp.	22,000	1,766,380
Consumer Finance — 0.1%
American Express Co.	9,185	833,355
Capital One Financial Corp.	7,700	589,897
Discover Financial Services	34,100	1,907,895
SLM Corp.	64,900	1,705,572
		5,036,719
Containers & Packaging — 0.1%
Rock Tenn Co., Class A	13,300	1,396,633
Sealed Air Corp.	167,732	5,711,275
		7,107,908

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Diversified Financial Services — 0.7%
Citigroup, Inc.	4,330	$225,637
JPMorgan Chase & Co.	730,736	42,733,441
		42,959,078
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	91,503	3,217,245
Frontier Communications Corp.	108,400	504,060
Verizon Communications, Inc.	49,300	2,422,602
		6,143,907
Electric Utilities — 0.0%
Duke Energy Corp.	712	49,135
Edison International	36,000	1,666,800
Entergy Corp.	9,300	588,411
		2,304,346
Electrical Equipment — 0.3%
Babcock & Wilcox Co.	196,600	6,721,754
Emerson Electric Co.	20,021	1,405,074
GrafTech International, Ltd. (a)	570,200	6,403,346
		14,530,174
Electronic Equipment, Instruments & Components — 0.1%
Checkpoint Systems, Inc. (a)	473,726	7,470,659
Jabil Circuit, Inc.	41,200	718,528
		8,189,187
Energy Equipment & Services — 0.1%
Baker Hughes, Inc.	29,500	1,630,170
Diamond Offshore Drilling, Inc.	24,500	1,394,540
Halliburton Co.	38,300	1,943,725
Schlumberger, Ltd.	2,283	205,721
		5,174,156
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	8,997	1,070,733
CVS Caremark Corp.	2,817	201,613
Kroger Co. (The)	41,900	1,656,307
Sysco Corp.	242,800	8,765,080
Wal-Mart Stores, Inc.	92,900	7,310,301
Whole Foods Market, Inc.	284,112	16,430,197
		35,434,231
Food Products — 0.8%
Archer-Daniels-Midland Co.	45,000	1,953,000
ConAgra Foods, Inc.	210,300	7,087,110
Green Mountain Coffee Roasters, Inc. (a)	1,900	143,602
Hershey Co. (The)	17,800	1,730,694
Ingredion, Inc.	79,700	5,456,262
JM Smucker Co. (The)	6,611	685,032
Kraft Foods Group, Inc.	105,366	5,681,335
Mead Johnson Nutrition Co.	10,600	887,856
Mondelez International, Inc.	423,785	14,959,610
Tyson Foods, Inc., Class A	19,200	642,432
WhiteWave Foods Co. (a)	361,391	8,290,310
		47,517,243
Health Care Equipment & Supplies — 0.2%
Baxter International, Inc.	112,100	7,796,555
Medtronic, Inc.	2,125	121,954

	Number of Shares	Value
Varian Medical Systems, Inc. (a)	11,050	$858,474
		8,776,983
Health Care Providers & Services — 0.5%
AmerisourceBergen Corp.	25,400	1,785,874
Cardinal Health, Inc.	28,900	1,930,809
CIGNA Corp.	21,700	1,898,316
Emeritus Corp. (a)	38,799	839,222
Humana, Inc.	18,000	1,857,960
McKesson Corp.	12,000	1,936,800
UnitedHealth Group, Inc.	112,054	8,437,666
VCA Antech, Inc. (a)	184,643	5,790,405
WellPoint, Inc.	61,224	5,656,485
		30,133,537
Hotels, Restaurants & Leisure — 0.7%
Bloomin' Brands, Inc. (a)	33,142	795,739
Clubcorp Holdings, Inc.	565,500	10,031,970
Ignite Restaurant Group, Inc. (a)	69,618	870,225
Jack in the Box, Inc. (a)	50,125	2,507,253
Jamba, Inc. (a)	35,124	436,591
Las Vegas Sands Corp.	107,200	8,454,864
Life Time Fitness, Inc. (a)	17,498	822,406
McDonald's Corp.	39,298	3,813,085
Penn National Gaming, Inc. (a)	200,300	2,870,299
SeaWorld Entertainment, Inc.	86,294	2,482,678
Yum! Brands, Inc.	115,500	8,732,955
		41,818,065
Household Durables — 0.2%
Beazer Homes USA, Inc. (a)	348,880	8,519,650
Lennar Corp., Class A	59,311	2,346,343
Whirlpool Corp.	2,400	376,464
		11,242,457
Household Products — 0.6%
Clorox Co. (The)	6,261	580,770
Colgate-Palmolive Co.	315,167	20,552,040
Kimberly-Clark Corp.	2,143	223,858
Procter & Gamble Co. (The)	124,931	10,170,633
		31,527,301
Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)	113,600	1,648,336
Dynegy, Inc. (a)	335,313	7,215,936
		8,864,272
Industrial Conglomerates — 0.2%
3M Co.	37,814	5,303,413
Danaher Corp.	46,470	3,587,484
General Electric Co.	8,388	235,116
		9,126,013
Insurance — 0.7%
Allstate Corp. (The)	33,900	1,848,906
American International Group, Inc.	44,200	2,256,410
Assurant, Inc.	25,600	1,699,072
Berkshire Hathaway, Inc., Class B (a)	10,215	1,211,090
Chubb Corp.	37,647	3,637,830
CNA Financial Corp.	9,400	403,166
Everest Re Group, Ltd.	71,600	11,160,292

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Loews Corp.	215,000	$10,371,600
Travelers Companies, Inc. (The)	37,837	3,425,762
Unum Group	46,300	1,624,204
		37,638,332
Internet & Catalog Retail — 0.9%
Amazon.com, Inc. (a)	97,957	39,064,272
Netflix, Inc. (a)	36,202	13,328,490
		52,392,762
Internet Software & Services — 1.1%
eBay, Inc. (a)	16,327	896,189
Google, Inc. (a)	34,533	38,701,478
LinkedIn Corp. (a)	63,162	13,695,417
Twitter, Inc. (a)	137,658	8,761,932
VeriSign, Inc. (a)	6,300	376,614
		62,431,630
IT Services — 0.5%
Amdocs, Ltd.	21,400	882,536
Automatic Data Processing, Inc.	13,470	1,088,511
Computer Sciences Corp.	15,700	877,316
Gartner Group, Inc., Class A (a)	17,452	1,239,965
International Business Machines Corp. (IBM)	48,069	9,016,302
Leidos Holdings, Inc.	173,475	8,064,853
Lionbridge Technologies, Inc. (a)	438,617	2,614,157
Mastercard, Inc.	3,327	2,779,575
Paychex, Inc.	18,350	835,476
Sapient Corp. (a)	34,778	603,746
		28,002,437
Leisure Equipment & Products — 0.0%
Polaris Industries, Inc.	12,300	1,791,372
Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	141,150	5,819,614
Thermo Fisher Scientific, Inc.	1,871	208,336
		6,027,950
Machinery — 0.3%
Actuant Corp.	159,500	5,844,080
John Bean Technologies Corp.	57,300	1,680,609
Lindsay Corp.	92,200	7,629,550
Meritor, Inc. (a)	385,539	4,021,172
		19,175,411
Media — 2.0%
CBS Corp., Class B	24,684	1,573,358
Comcast Corp., Class A	748,654	38,903,805
DIRECTV (a)	178,100	12,304,929
Live Nation, Inc. (a)	358,638	7,086,687
McGraw-Hill Companies, Inc. (The)	11,600	907,120
News Corp., Class A (a)	63,800	1,149,676
News Corp., Class B (a)	356,000	6,347,480
Omnicom Group, Inc.	39,762	2,957,100
Sinclair Broadcast Group, Inc.	155,777	5,565,912
Time Warner Cable, Inc.	111,741	15,140,906
Time Warner, Inc.	30,432	2,121,719
Twenty-First Century Fox, Inc.	97,540	3,431,457

	Number of Shares	Value
Viacom, Inc.	39,783	$3,474,647
Walt Disney Co. (The)	199,677	15,255,323
		116,220,119
Metals & Mining — 0.2%
Alcoa, Inc.	40,000	425,200
Cliffs Natural Resources, Inc.	32,200	843,962
Compass Minerals International, Inc.	100,100	8,013,005
		9,282,167
Multi-Utilities — 0.0%
Wisconsin Energy Corp.	10,161	420,056
Multiline Retail — 0.1%
Family Dollar Stores, Inc.	87,480	5,683,576
Macy's, Inc.	29,700	1,585,980
		7,269,556
Oil, Gas & Consumable Fuels — 0.7%
Bill Barrett Corp. (a)	77,800	2,083,484
Chesapeake Energy Corp.	561,100	15,228,254
Chevron Corp.	15,500	1,936,105
ConocoPhillips Co.	26,303	1,858,307
Exxon Mobil Corp.	5,096	515,715
Harvest Natural Resources, Inc. (a)	443,434	2,004,322
Marathon Oil Corp.	47,600	1,680,280
Murphy Oil Corp.	117,400	7,616,912
Occidental Petroleum Corp.	9,710	923,421
WPX Energy, Inc. (a)	391,100	7,970,618
		41,817,418
Personal Products — 0.0%
Estee Lauder Companies, Inc. (The), Class A	13,436	1,011,999
Pharmaceuticals — 0.5%
Abbott Laboratories	68,405	2,621,964
AbbVie, Inc.	3,455	182,458
Bristol-Myers Squibb Co.	2,511	133,460
Johnson & Johnson	81,413	7,456,617
Merck & Co., Inc.	166,688	8,342,734
Pfizer, Inc.	287,624	8,809,923
		27,547,156
Professional Services — 0.0%
Towers Watson & Co., Class A	5,544	707,470
Real Estate — 0.0%
CBRE Group, Inc. (a)	6,814	179,208
Realogy Holdings Corp. (a)	24,750	1,224,383
		1,403,591
Real Estate Investment Trusts (REITs) — 3.1%
Alexander's, Inc.	6,933	2,287,890
American Capital Agency Corp.	423,500	8,169,315
Annaly Capital Management, Inc.	1,102,000	10,986,940
ARMOUR Residential REIT, Inc.	744,700	2,986,247
Associated Estates Realty Corp.	270,844	4,347,046
AvalonBay Communities, Inc.	59,200	6,999,216
Camden Property Trust	119,246	6,782,713
CBL & Associates Properties, Inc.	633,300	11,374,068
Corporate Office Properties Trust	410,400	9,722,376

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
CYS Investments, Inc.	370,800	$2,747,628
Douglas Emmett, Inc.	563,200	13,116,928
Equity Residential	229,700	11,914,539
Essex Property Trust, Inc.	16,600	2,382,266
Highwoods Properties, Inc.	225,567	8,158,758
Liberty Property Trust	254,500	8,619,915
Mack-Cali Realty Corp.	571,301	12,271,546
Mid-America Apartment Communities, Inc.	296,400	18,003,336
Select Income REIT	101,300	2,708,762
Simon Property Group, Inc.	1,964	298,842
SL Green Realty Corp.	60,251	5,565,987
Starwood Property Trust, Inc.	279,158	7,732,677
Ventas, Inc.	342,000	19,589,760
		176,766,755
Real Estate Management & Development — 0.0%
Consolidated-Tomoka Land Co.	55,469	2,012,970
Road & Rail — 0.0%
Union Pacific Corp.	10,347	1,738,296
Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc.	51,335	2,614,492
Entegris, Inc. (a)	662,300	7,682,680
Intel Corp.	355,130	9,219,175
Lam Research Corp. (a)	30,900	1,682,505
Linear Technology Corp.	69,001	3,142,995
LSI Corp.	36,400	401,128
Texas Instruments, Inc.	29,917	1,313,655
		26,056,630
Software — 0.9%
Autodesk, Inc. (a)	78,784	3,965,199
CA, Inc.	51,500	1,732,975
Cadence Design Systems, Inc. (a)	388,513	5,446,952
Microsoft Corp.	388,948	14,558,324
MicroStrategy, Inc., Class A (a)	44,242	5,496,626
Oracle Corp.	224,088	8,573,607
Red Hat, Inc. (a)	25,920	1,452,557
Synopsys, Inc. (a)	29,736	1,206,389
Verint Systems, Inc. (a)	151,783	6,517,562
		48,950,191
Specialty Retail — 1.0%
Bed Bath & Beyond, Inc. (a)	22,600	1,814,780
Best Buy Co., Inc.	39,300	1,567,284
Chico's FAS, Inc.	375,712	7,078,414
CST Brands, Inc.	61,500	2,258,280
Destination XL Group, Inc. (a)	358,561	2,355,746
Dick's Sporting Goods, Inc.	94,452	5,487,661
GameStop Corp.	35,900	1,768,434
Gap, Inc. (The)	34,200	1,336,536
Home Depot, Inc. (The)	1,530	125,980
L Brands, Inc.	296,239	18,322,382
Office Depot, Inc. (a)	1,021,288	5,402,614
Penske Automotive Group, Inc.	129,350	6,100,146
Pep Boys-Manny Moe & Jack (The) (a)	411,587	4,996,666
TJX Companies, Inc. (The)	17,837	1,136,752
		59,751,675

	Number of Shares	Value
Textiles, Apparel & Luxury Goods — 0.6%
Nike, Inc.	445,232	$35,013,044
Thrifts & Mortgage Finance — 0.0%
Washington Mutual, Inc. (a) (b) (c)	33,600	—
Tobacco — 0.1%
Altria Group, Inc.	33,705	1,293,935
Lorillard, Inc.	34,900	1,768,732
Philip Morris International, Inc.	9,099	792,796
		3,855,463
Total US Common Stocks (Cost $1,081,800,817)		1,341,497,344
Foreign Common Stocks — 25.5%
Australia — 0.6%
ALS, Ltd.	8,940	70,359
Alumina, Ltd. (a)	692,209	689,298
Amcor, Ltd.	85,543	808,941
Ansell, Ltd.	5,471	101,075
Australia and New Zealand Banking Group, Ltd.	25,860	744,457
BHP Billiton, Ltd.	94,904	3,227,503
BlueScope Steel, Ltd. (a)	140,564	733,343
Coca-Cola Amatil, Ltd.	84,855	913,350
Cochlear, Ltd.	4,711	247,924
Commonwealth Bank of Australia	10,000	696,775
DuluxGroup, Ltd.	15,629	75,062
Fairfax Media, Ltd.	968,142	553,408
Goodman Fielder, Ltd.	343,673	210,658
Goodman Group – REIT	1,788,800	7,576,154
Iluka Resources, Ltd.	66,549	512,991
Metcash, Ltd.	43,091	121,588
Orica, Ltd.	43,809	933,771
Orora, Ltd. (a)	85,543	88,602
Premier Investments, Ltd.	5,962	43,694
QBE Insurance Group, Ltd. – ASE Shares	282,341	2,907,257
SAI Global, Ltd.	72,108	250,204
Santos, Ltd.	50,998	668,667
Sigma Pharmaceuticals, Ltd.	288,965	168,183
Toll Holdings, Ltd.	90,045	456,840
Transpacific Industries Group, Ltd. (a)	437,589	457,387
Westfield Retail Trust – REIT	4,853,502	12,875,237
		36,132,728
Austria — 0.1%
Andritz AG	7,417	465,880
Conwert Immobilien Invest SE	460,200	5,907,962
Erste Group Bank AG	1,034	36,174
Oesterreichische Post AG	8,975	430,055
Raiffeisen Bank International AG	2,683	94,713
Wienerberger AG	26,418	421,726
		7,356,510
Belgium — 0.2%
Ageas, Strip VVPR (a) (c)	1,966	3
Anheuser-Busch InBev NV	33,497	3,571,584
Groupe Bruxelles Lambert SA	78,210	7,193,295
KBC Groep NV	7,500	426,847

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Umicore SA (a)	7,000	$327,017
		11,518,746
Bermuda — 0.0%
RenaissanceRe Holdings, Ltd.	7,003	681,672
Brazil — 0.2%
Ambev SA	552,500	4,060,875
B2W Cia Digital (a)	23,700	153,642
Brasil Pharma SA (a)	21,600	61,929
Cremer SA	14,800	98,206
Diagnosticos da America SA	7,300	45,065
Duratex SA	11,110	61,954
EDP – Energias do Brasil SA	78,400	377,291
Embraer SA – ADR	1,900	61,142
Kroton Educacional SA	7,000	116,494
Localiza Rent a Car SA	2,310	32,607
MRV Engenharia e Participacoes SA	11,400	40,761
Multiplan Empreendimentos Imobiliarios SA	4,200	88,914
Odontoprev SA	12,400	51,650
Petroleo Brasileiro SA	161,800	1,116,695
Petroleo Brasileiro SA – ADR	75,900	1,045,902
Totvs SA	11,500	180,165
Vale SA	44,800	683,433
WEG SA	2,600	34,334
		8,311,059
Canada — 0.5%
Bank of Montreal	8,800	586,608
Barrick Gold Corp.	15,400	271,249
BCE, Inc.	16,000	692,869
Blackberry, Ltd. (a)	53,300	396,394
Bombardier, Inc., Class B	472,200	2,049,275
Dollarama, Inc.	14,553	1,208,491
Fairfax Financial Holdings, Ltd.	20,500	8,184,754
Imperial Oil, Ltd. – TSX Shares	29,400	1,301,931
Magna International, Inc.	19,700	1,616,582
Onex Corp.	17,700	955,608
Peyto Exploration & Development Corp.	102,756	3,147,622
Rogers Communications, Inc., Class B	104,497	4,728,803
Suncor Energy, Inc.	12,200	427,610
		25,567,796
Chile — 0.1%
Enersis SA – SPADR	215,200	3,225,848
Sociedad Quimica y Minera de Chile SA – SPADR	4,566	118,168
Vina Concha y Toro SA – SPADR	8,600	318,200
		3,662,216
China — 0.3%
Baidu, Inc. – SPADR (a)	7,473	1,329,297
Belle International Holdings, Ltd.	2,759,000	3,209,977
China Resources Enterprise, Ltd.	384,122	1,277,486
China Shenhua Energy Co., Ltd.	737,500	2,345,060
China XD Plastics Co., Ltd. (a)	20,451	107,572
Giant Interactive Group, Inc. – ADR	10,600	119,144
Goodbaby International Holdings, Ltd.	229,000	127,129

	Number of Shares	Value
Li Ning Co., Ltd. (a)	477,000	$378,397
Mindray Medical International, Ltd. – ADR	148,605	5,403,278
NetEase, Inc. – ADR	2,500	196,500
PetroChina Co., Ltd.	1,328,000	1,455,659
Shui On Land, Ltd.	1,625,333	499,393
Tingyi Cayman Islands Holding Corp.	22,000	63,708
Travelsky Technology, Ltd.	127,000	124,991
Tsingtao Brewery Co., Ltd., Class H	250,000	2,129,745
Want Want China Holdings, Ltd.	84,000	121,714
		18,889,050
Colombia — 0.0%
Bancolombia SA – SPADR	5,400	264,708
Czech Republic — 0.0%
Komercni Banka AS	529	118,092
Denmark — 0.2%
Carlsberg A/S, Class B	14,075	1,563,617
Coloplast A/S, Class B	68,126	4,518,979
Danske Bank A/S (a)	15,480	356,406
GN Store Nord A/S (GN Great Nordic)	87,841	2,165,118
Novo Nordisk A/S, Class B	5,198	957,635
Topdanmark A/S (a)	12,527	330,470
Vestas Wind Systems A/S (a)	66,601	1,995,737
William Demant Holding A/S (a)	15,112	1,469,297
		13,357,259
Finland — 0.1%
Cargotec Oyj, B Shares	4,828	180,048
Metso Oyj (b)	41,684	1,370,036
Outokumpu Oyj (a)	68,327	38,614
Sampo Oyj, Class A	93,573	4,618,260
Tieto Oyj	13,626	308,260
Tikkurila Oyj	32,165	880,886
Valmet Corp. (a) (b)	41,684	414,117
Wartsila Corp.	6,652	329,181
		8,139,402
France — 1.2%
Air France-KLM SA (a)	108,592	1,139,106
Air Liquide SA	12,497	1,771,593
Alcatel Lucent – SPADR	171,200	753,280
AXA SA	110,453	3,080,886
BNP Paribas SA	27,735	2,171,725
Carrefour SA	27,744	1,100,196
Credit Agricole SA (a)	47,000	604,117
Edenred SA	9,159	307,262
Euler Hermes SA	2,459	338,672
Eurofins Scientific	2,681	726,038
France Telecom SA	429,576	5,339,343
GDF Suez SA	41,600	981,670
GDF Suez, Strip VVPR (a) (c)	9,765	13
Groupe Eurotunnel SA	91,914	966,217
Imerys SA	2,459	214,463
L'Oreal SA	2,090	368,048
Lafarge SA	171,800	12,928,137
Legrand SA	58,777	3,241,259
Neopost SA	13,202	1,018,944

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Pernod-Ricard SA (a)	11,000	$1,255,969
Peugeot SA (a)	6,800	88,645
SA des Ciments Vicat	2,658	197,670
Safran SA	41,377	2,877,412
Sanofi SA	91,477	9,737,357
Societe BIC SA	3,963	485,750
Societe Generale SA, Class A	8,883	518,745
Technip SA	2,645	254,765
Thales SA	4,290	276,558
Total SA	201,490	12,351,155
Unibail-Rodamco SE – REIT	23,600	6,046,887
Vallourec SA	7,708	421,785
		71,563,667
Germany — 1.1%
Adidas AG	3,009	383,594
Alstria Office AG – REIT	930,734	11,717,775
Axel Springer AG	3,609	231,931
BASF SE	42,942	4,579,112
Bayer AG	1,901	266,698
Bayerische Motoren Werke AG	20,031	2,349,109
Celesio AG	2,009	63,572
Daimler AG	9,415	814,970
Deutsche Bank AG	4,533	216,286
Deutsche Telekom AG	650,293	11,122,085
E.ON AG	77,061	1,420,119
Fielmann AG	2,626	307,956
Fresenius Medical Care AG & Co.	43,794	3,116,818
GEA Group AG	6,786	323,065
Hannover Rueckversicherung AG	14,503	1,252,572
Hochtief AG	86,400	7,396,357
Kabel Deutschland Holding AG	11,000	1,427,341
LEG Immobilien AG	133,182	7,869,482
Linde AG	6,900	1,445,117
MAN SE	6,400	785,830
Osram Licht AG (a)	641	36,229
SAP AG	77,359	6,632,765
Siemens AG	6,818	931,570
TUI AG (a)	37,141	612,060
		65,302,413
Gibraltar — 0.0%
Bwin.Party Digital Entertainment plc	120,298	245,372
Greece — 0.0%
OPAP SA	62,000	825,489
Hong Kong — 0.5%
Cheung Kong Holdings, Ltd.	851,000	13,490,387
China Mengniu Dairy Co., Ltd.	155,000	737,824
China Mobile, Ltd.	445,000	4,623,590
Esprit Holdings, Ltd. (a)	921,353	1,784,879
First Pacific Co., Ltd.	415,500	474,806
Henderson Land Development Co., Ltd.	60,500	345,905
HKT Trust / HKT, Ltd.	441,000	436,465
Hong Kong & Shanghai Hotels, Ltd. (The)	156,233	212,110
Hutchison Whampoa, Ltd.	153,000	2,091,971
Jardine Matheson Holdings, Ltd.	48,542	2,547,533

	Number of Shares	Value
Jardine Strategic Holdings, Ltd.	58,600	$1,878,782
New World Development, Ltd.	13,097	16,616
SmarTone Telecommunications Holdings, Ltd.	41,326	46,987
Television Broadcasts, Ltd.	25,800	172,359
Texwinca Holdings, Ltd.	24,000	25,256
Yingde Gases	543,500	569,119
Yip's Chemical Holdings, Ltd.	144,000	124,446
		29,579,035
Hungary — 0.0%
OTP Bank plc	2,131	40,608
India — 0.1%
Axis Bank, Ltd. – GDR	291,589	6,079,631
Infosys, Ltd. – SPADR	1,000	56,600
		6,136,231
Indonesia — 0.1%
Bank Mandiri Persero Tbk PT	4,717,500	3,062,657
Bank Rakyat Indonesia Persero Tbk PT	71,000	42,537
Gudang Garam Tbk PT	5,000	17,298
Indofood Sukses Makmur Tbk PT	790,000	428,964
Perusahaan Gas Negara (Persero) Tbk PT	8,296,700	3,055,356
Semen Gresik (Persero) Tbk PT	121,500	142,217
XL Axiata Tbk PT	108,000	46,239
		6,795,268
Ireland — 0.4%
Accenture plc, Class A	132,794	10,918,323
CRH plc	9,728	245,697
DCC plc	14,477	712,881
Experian plc	78,992	1,457,893
Governor & Co. of the Bank of Ireland (The) (a)	5,777,742	2,010,660
Independent News & Media plc (a)	542,797	87,035
Irish Bank Resolution Corp., Ltd. (a) (c)	38,180	—
Irish Continental Group plc (UNIT)	10,791	394,678
Mallinckrodt plc (a)	98,259	5,135,015
Paddy Power plc	11,976	1,023,562
Seagate Technology plc	30,300	1,701,648
		23,687,392
Israel — 0.2%
NICE Systems, Ltd. – SPADR	29,287	1,199,596
Teva Pharmaceutical Industries, Ltd. – SPADR	252,900	10,136,232
		11,335,828
Italy — 0.7%
Atlantia SpA	135,536	3,063,937
Beni Stabili SpA – REIT	8,951,166	6,037,351
Davide Campari-Milano SpA	29,779	250,783
Enel SpA	146,900	643,576
Eni SpA	295,535	7,145,919
Exor SpA	225,079	8,973,332
Fiat SpA (a)	26,342	216,196
Finmeccanica SpA (a)	33,930	260,233

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Immobiliare Grande Distribuzione SIIQ SpA – REIT	3,199,000	$3,819,117
Intesa Sanpaolo SpA	122,705	304,610
Luxottica Group SpA	44,268	2,377,668
Luxottica Group SpA – SPADR	13,609	733,797
Piaggio & C SpA	281,857	937,070
Saipem SpA	83,092	1,793,806
UniCredit SpA	193,557	1,441,283
		37,998,678
Japan — 7.8%
Alfresa Holdings Corp.	28,000	1,391,054
Asahi Diamond Industrial Co., Ltd.	1,714,000	17,638,571
Astellas Pharma, Inc.	31,000	1,836,824
Azbil Corp.	812,400	18,942,591
Bank of Yokohama, Ltd. (The)	258,000	1,440,548
BML, Inc.	629,100	21,301,320
Canon, Inc.	206,700	6,579,347
Cawachi, Ltd.	366,000	6,891,265
Chiba Bank, Ltd. (The)	106,000	716,355
Dai-ichi Life Insurance Co., Ltd. (The)	223,825	3,751,435
Daiichikosho Co., Ltd.	811,100	22,934,216
Dentsu, Inc.	41,500	1,701,104
Duskin Co., Ltd.	923,600	17,511,949
East Japan Railway Co.	40,600	3,240,139
FP Corp.	282,700	20,167,300
FUJIFILM Holdings Corp.	116,800	3,316,727
Fujitsu, Ltd. (a)	354,000	1,832,762
Fukuoka Financial Group, Inc.	194,000	852,204
Goldcrest Co., Ltd.	158,300	4,126,206
GungHo Online Entertainment, Inc. (a)	10,000	72,162
Haseko Corp. (a)	388,900	2,964,281
Hitachi Chemical Co., Ltd.	69,000	1,101,321
Hitachi Metals, Ltd.	58,000	820,592
Hitachi, Ltd.	476,000	3,608,913
Hokuto Corp.	289,200	5,427,970
Hoshizaki Electric Co., Ltd.	649,000	23,081,281
Isetan Mitsukoshi Holdings, Ltd.	122,200	1,742,426
ITOCHU Corp.	117,600	1,455,471
JX Holdings, Inc.	165,700	853,141
Kao Corp.	112,300	3,536,893
KDDI Corp.	4,100	252,866
Kinden Corp.	50,000	522,598
Kirin Holdings Co., Ltd.	120,000	1,728,525
Kyowa Hakko Kirin Co., Ltd.	74,000	816,121
LIXIL Group Corp.	52,200	1,433,545
Marui Group Co., Ltd.	106,900	1,088,014
Matsuda Sangyo Co., Ltd.	184,700	2,472,289
Mazda Motor Corp. (a)	156,000	808,837
Meiko Network Japan Co., Ltd.	804,400	8,608,480
Miraca Holdings, Inc.	428,100	20,191,287
Mitsubishi Corp.	78,300	1,502,796
Mitsubishi Estate Co., Ltd.	53,000	1,588,242
Mitsubishi Heavy Industries, Ltd.	281,000	1,741,708
Mitsubishi Logistics Corp.	21,000	333,073
Mitsubishi UFJ Financial Group, Inc.	721,600	4,771,261
Mizuho Financial Group, Inc.	521,600	1,129,681

	Number of Shares	Value
Moshi Moshi Hotline, Inc.	1,543,000	$16,534,281
MS&AD Insurance Group Holdings	102,200	2,749,484
Nakanishi, Inc.	95,500	13,665,372
Namco Bandai Holdings, Inc.	112,450	2,498,067
Nintendo Co., Ltd.	6,800	909,278
Nippon Meat Packers, Inc.	74,000	1,271,635
Nippon Suisan Kaisha, Ltd. (a)	132,800	301,837
Nippon Telegraph & Telephone Corp.	74,500	4,010,065
NKSJ Holdings, Inc.	63,500	1,771,231
NSD Co., Ltd.	632,700	7,496,636
NSK, Ltd.	54,000	673,932
NTT Data Corp.	63,419	2,346,800
NTT DoCoMo, Inc.	102,300	1,680,805
Obayashi Corp.	288,000	1,642,316
OMRON Corp.	15,900	703,734
Onward Holdings Co., Ltd.	89,000	674,876
Otsuka Holdings Co., Ltd.	19,700	568,941
Resona Holdings, Inc.	270,100	1,377,661
Ryosan Co., Ltd.	1,300	27,702
Secom Co., Ltd.	445,900	26,927,319
Sega Sammy Holdings, Inc.	36,800	938,509
Sekisui House, Ltd.	129,000	1,806,262
Seven & I Holdings Co., Ltd.	163,280	6,502,624
Seven Bank, Ltd.	6,415,200	25,101,352
Shimizu Corp.	181,000	915,335
Shiseido Co., Ltd.	38,800	624,794
Sumitomo Electric Industries, Ltd.	144,400	2,413,090
Sumitomo Forestry Co., Ltd.	88,000	1,025,881
Sumitomo Mitsui Financial Group, Inc.	100,600	5,195,137
Taiyo Nippon Sanso Corp.	67,000	477,307
Terumo Corp.	19,500	942,020
TOKAI Corp. – Gifu	254,100	7,425,827
Tokyo Electric Power Co., Inc. (The) (a)	78,000	383,561
Tokyo Electron, Ltd.	16,100	888,118
Tokyo Gas Co., Ltd.	264,000	1,300,866
Tokyo Ohka Kogyo Co., Ltd.	1,300	27,830
Toyo Seikan Kaisha, Ltd.	68,600	1,476,776
Toyo Suisan Kaisha, Ltd.	657,000	19,752,081
Toyota Industries Corp.	28,000	1,265,526
Toyota Motor Corp.	100,000	6,085,247
USS Co., Ltd.	29,300	402,537
West Japan Railway Co.	17,200	746,461
Yamada Denki Co., Ltd.	220,620	721,888
Yamaha Corp.	1,248,100	19,850,134
Yamato Holdings Co., Ltd.	108,900	2,204,628
ZOJIRUSHI Corp.	1,213,000	4,311,081
		450,442,535
Luxembourg — 0.1%
APERAM SA (a)	86	1,595
ArcelorMittal SA – EN Amsterdam Shares	58,914	1,053,320
Millicom International Cellular SA	2,442	243,319
Orco Property Group SA (a)	400,580	923,106
Oriflame Cosmetics SA – SDR	5,550	170,729
		2,392,069

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Malaysia — 0.1%
AirAsia Berhad	774,600	$521,283
AMMB Holdings Berhad	508,100	1,123,800
British American Tobacco Malaysia Berhad	18,700	366,857
CIMB Group Holdings Berhad	769,400	1,792,781
UEM Land Holdings Berhad	38,100	27,480
		3,832,201
Mexico — 0.2%
America Movil SAB de CV, Series L – ADR	42,623	996,099
Cemex SAB de CV – SPADR (a)	34,944	413,388
Fibra Uno Administracion SA de CV – REIT	1,469,600	4,739,774
Fomento Economico Mexicano SAB de CV – SPADR	1,200	117,444
Genomma Lab Internacional SAB de CV (a)	43,400	121,194
Grupo Carso SAB de CV, Series A	23,800	125,612
Grupo Comercial Chedraui SA de CV	148,400	522,608
Grupo Financiero Banorte SAB de CV	11,000	76,953
Grupo Financiero Santander Mexico SAB de CV – ADR	301,800	4,116,552
		11,229,624
Netherlands — 1.7%
Akzo Nobel NV	6,550	508,203
ASML Holding NV	4,142	388,955
CNH Industrial NV – ISE Shares (a)	170,695	1,949,424
Core Laboratories NV	2,900	553,755
Corio NV – REIT	81,300	3,649,731
European Aeronautic Defence and Space Co. NV	11,797	909,288
Heineken NV	28,748	1,946,603
Koninklijke (Royal) KPN NV (a)	5,157,429	16,683,792
Koninklijke (Royal) Philips Electronics NV	360,981	13,306,875
Koninklijke Ahold NV	426,196	7,652,516
Koninklijke Boskalis Westminster NV – CVA	40,043	2,123,159
LyondellBasell Industries NV, Class A	25,400	2,039,112
Postnl NV (a)	37,598	215,136
Randstad Holding NV	4,579	297,317
Reed Elsevier NV	193,498	4,111,341
Royal Dutch Shell plc, Class A – BATS Europe Shares	56,148	2,016,518
Royal Dutch Shell plc, Class A – Quote MTF Shares	419,565	14,954,771
Royal Dutch Shell plc, Class B	47,380	1,783,031
TNT Express NV	4,052	37,689
Unilever NV	27,912	1,126,955
Unit4 NV	160,607	8,484,488
Vastned Retail NV – REIT	189,255	8,603,933
Ziggo NV	80,640	3,690,561
		97,033,153
New Zealand — 0.0%
Telecom Corp. of New Zealand, Ltd.	283,488	537,649
Norway — 0.4%
Det Norske Oljeselskap ASA (a)	376,057	4,135,666

	Number of Shares	Value
DNB ASA	92,257	$1,653,360
Norwegian Property ASA	11,496,700	13,735,794
Orkla ASA	179,065	1,399,539
Schibsted ASA	14,336	949,616
StatoilHydro ASA	47,970	1,165,186
Storebrand ASA (a)	20,221	126,600
		23,165,761
Panama — 0.2%
Carnival Corp.	259,928	10,441,308
Philippines (The) — 0.1%
Ayala Corp.	63,469	743,009
Bank of the Philippine Islands	32,360	62,118
BDO Unibank, Inc.	165,470	256,315
Energy Development Corp.	7,790,200	938,758
Globe Telecom, Inc.	33,345	1,235,354
Lopez Holdings Corp.	1,931,328	174,475
SM Investments Corp.	15,975	256,668
Universal Robina Corp.	33,720	86,130
		3,752,827
Poland — 0.0%
Bank Pekao SA	4,017	240,102
Russia — 0.1%
Etalon Group, Ltd. – GDR (a)	1,126,700	5,971,510
Gazprom OAO – SPADR	3,422	29,600
Globaltrans Investment plc – SPGDR	4,648	73,903
LSR Group – GDR	5,054	21,156
Sberbank of Russia – SPADR – LSE Shares	24,940	313,496
Sberbank of Russia – SPADR – OTC Shares	9,011	113,802
Sistema JSFC – SPGDR – OTC Shares	3,669	117,848
		6,641,315
Singapore — 0.4%
CapitaMall Trust – REIT	1,463,200	2,212,960
DBS Group Holdings, Ltd.	66,075	898,084
Genting Singapore plc	130,000	154,492
Global Logistic Properties, Ltd.	2,674,900	6,137,543
Great Eastern Holdings, Ltd.	144,000	2,034,160
GuocoLeisure, Ltd.	298,000	203,206
SembCorp Industries, Ltd.	1,225,000	5,336,547
Singapore Telecommunications, Ltd.	1,170,000	3,400,727
United Industrial Corp., Ltd.	59,000	139,000
United Overseas Bank, Ltd.	221,347	3,731,868
		24,248,587
South Africa — 0.1%
African Bank Investments, Ltd.	274,414	315,406
Anglo Platinum, Ltd. (a)	2,997	113,110
AngloGold Ashanti, Ltd.	2,367	27,665
Clicks Group, Ltd.	12,142	73,049
Discovery Holdings, Ltd.	6,475	52,280
FirstRand, Ltd.	163,520	560,996
Gold Fields, Ltd.	8,050	25,490
Impala Platinum Holdings, Ltd.	602	7,130
MMI Holdings, Ltd.	27,152	65,518
MTN Group, Ltd.	19,153	397,392

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Nedbank Group, Ltd.	30,905	$622,849
Remgro, Ltd.	11,644	230,802
RMB Holdings, Ltd.	178,647	832,108
RMI Holdings	151,037	395,361
Standard Bank Group, Ltd.	44,061	547,410
		4,266,566
South Korea — 0.3%
Hana Financial Group, Inc.	33,292	1,386,405
Hankook Tire Co., Ltd.	3,500	201,719
Hyundai Mobis Co., Ltd.	19,370	5,392,946
Hyundai Motor Co.	7,046	1,596,313
KB Financial Group, Inc.	30,864	1,242,469
Kolon Industries, Inc.	7,508	389,681
LG Uplus Corp. (a)	46,540	475,522
Lotte Shopping Co., Ltd.	2,131	816,259
NHN Corp.	104	71,672
S-1 Corp.	10,235	726,442
Samsung Electronics Co., Ltd.	4,062	5,309,015
Shinhan Financial Group Co., Ltd.	31,220	1,418,648
		19,027,091
Spain — 1.4%
Acciona SA	10,420	603,143
Acerinox SA	68,739	876,796
ACS, Actividades de Construccion y Servicios SA	143,866	4,987,080
Banco Bilbao Vizcaya Argentaria SA	56,211	696,476
Banco Popular Espanol SA (a)	103,700	626,111
Banco Santander SA	240,828	2,173,307
Banco Santander SA – SPADR	2,548	23,110
Distribuidora Internacional de Alimentacion SA	6,696	59,903
Ferrovial SA	453,300	8,815,563
Grifols SA	6,600	316,171
Grifols SA, Class B	330	11,818
Iberdrola SA	1,325,419	8,477,209
Inditex SA	3,499	578,980
Inmobiliaria Colonial SA (a)	1,910,579	2,762,743
International Consolidated Airlines Group SA (a)	3,473,730	23,109,635
Mediaset Espana Comunicacion SA (a)	57,929	670,288
Melia Hotels International SA	1,059,792	13,655,182
NH Hoteles SA (a)	1,195,305	7,050,516
Telefonica SA	294,072	4,800,607
Viscofan SA	20,615	1,175,109
		81,469,747
Sweden — 0.3%
Assa Abloy AB, Class B	79,042	4,190,579
Investor AB, Class B	9,244	318,964
Modern Times Group AB, Class B	12,398	644,171
Nordea Bank AB	38,208	517,376
Scania AB, Class B	173,974	3,417,217
Svenska Handelsbanken AB, Class A	90,776	4,484,083
Swedish Match AB	69,350	2,229,952
Telefonaktiebolaget LM Ericsson, Class B	114,352	1,400,317
		17,202,659

	Number of Shares	Value
Switzerland — 0.9%
ABB, Ltd. – SIX Swiss Exchange	247,696	$6,543,977
Adecco SA	19,760	1,569,349
Cie Financiere Richemont SA	35,593	3,561,753
Clariant AG	13,917	254,634
Foster Wheeler AG (a)	30,900	1,020,318
Geberit AG	12,053	3,687,124
Glencore Xstrata plc	190,612	990,901
Helvetia Holding AG	469	235,377
Logitech International SA	55,793	768,664
Lonza Group AG	5,500	523,544
Nestle SA	57,898	4,250,173
Novartis AG	173,692	13,900,651
Roche Holding AG	21,156	5,930,386
Sonova Holding AG	6,566	885,135
Straumann Holding AG	600	113,096
TE Connectivity, Ltd.	33,500	1,846,185
UBS AG	81,567	1,553,878
Zurich Insurance Group AG	17,385	5,055,512
		52,690,657
Taiwan — 0.2%
Chunghwa Telecom Co., Ltd.	42,000	131,252
Delta Electronics, Inc.	167,000	954,616
Hon Hai Precision Industry Co., Ltd.	72,600	195,411
Taiwan Semiconductor Manufacturing Co., Ltd.	1,996,229	7,033,788
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR	14,300	249,392
Uni-President Enterprises Corp.	193,948	349,674
Yungtay Engineering Co., Ltd.	399,000	1,145,956
		10,060,089
Thailand — 0.1%
Advanced Info Service PCL	28,400	172,423
Bangkok Bank PCL	219,400	1,188,469
Kasikornbank PCL	117,300	565,809
Krung Thai Bank PCL	1,047,000	512,985
PTT PCL	347,900	2,869,169
Siam Cement PCL	57,400	712,162
Siam Commercial Bank PCL	39,200	167,012
Thanachart Capital PCL	665,100	652,753
		6,840,782
Turkey — 0.1%
Asya Katilim Bankasi AS (a)	124,972	84,716
BIM Birlesik Magazalar AS	3,448	69,744
Haci Omer Sabanci Holding AS	18,009	72,429
KOC Holding AS	92,368	378,972
Tupras Turkiye Petrol Rafinerileri AS	152,389	3,048,362
Turkiye Garanti Bankasi AS	104,113	338,358
Turkiye Garanti Bankasi AS – ADR	134,467	431,639
Turkiye Halk Bankasi AS	14,715	83,554
Ulker Biskuvi Sanayi AS	6,165	43,729
		4,551,503
United Kingdom — 4.4%
3i Group plc	180,727	1,153,020
Admiral Group plc	41,332	897,165

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Shares	Value
Aggreko plc	5,732	$162,367
AMEC plc	344,169	6,215,286
Anglo American plc – JSE Shares	23,537	516,015
Anglo American plc – LSE Shares	3,215	70,654
Aon plc	121,500	10,192,635
Aviva plc	13,305	99,134
BAE Systems plc	248,837	1,798,336
Barclays plc	453,941	2,053,898
Barratt Developments plc	47,432	274,368
BG Group plc	180,047	3,880,059
BHP Billiton plc	66,060	2,048,232
BP plc	1,937,608	15,696,109
British American Tobacco plc	20,680	1,109,565
British Sky Broadcasting Group plc	29,488	412,477
BT Group plc	4,625,859	29,126,114
Bunzl plc	84,873	2,039,545
Burberry Group plc	54,000	1,356,686
Cable & Wireless Communications plc	767,183	714,783
Capita plc	170,618	2,934,982
Carnival plc	29,769	1,229,332
Centrica plc	202,417	1,165,730
Close Brothers Group plc	10,991	250,566
Compass Group plc	209,080	3,352,352
Daily Mail & General Trust plc, Class A	20,905	333,219
Delphi Automotive plc	30,500	1,833,965
Devro plc	100,098	477,457
Diageo plc	301,618	9,962,814
Evraz plc (a)	48,900	90,770
G4S plc	422,216	1,836,679
GlaxoSmithKline plc	291,450	7,773,452
GVC Holdings plc	13,653	80,329
Hays plc	366,207	788,039
Homeserve plc	164,130	749,049
HSBC Holdings plc – LSE Shares	811,131	8,896,398
HSBC Holdings plc – SEHK Shares	107,262	1,168,822
ICAP plc	155,913	1,168,161
IG Group Holdings plc	79,352	811,707
IMI plc	12,092	306,485
Informa plc	207,769	1,974,261
International Personal Finance plc	178,825	1,480,471
Intertek Group plc	78,959	4,119,469
Invensys plc	112,441	948,780
ITV plc	673,928	2,166,265
Jupiter Fund Management plc	47,794	304,901
Ladbrokes plc	130,485	386,830
Lloyds Banking Group plc (a)	31,286,718	40,894,016
Lonmin plc (a)	14,800	76,025
Merlin Entertainments plc (a)	56,586	334,990
Michael Page International plc	54,964	445,700
Millennium & Copthorne Hotels plc	27,253	271,013
Mondi plc	3,863	66,954
National Express Group plc	46,459	211,854
National Grid plc	71,200	930,328
Northgate plc	15,122	128,973
Old Mutual plc	164,908	515,629
Orient-Express Hotels, Ltd., Class A (a)	129,130	1,951,154

	Number of Shares	Value
Perform Group plc (a)	33,158	$123,112
Petrofac, Ltd.	9,183	186,362
Provident Financial plc	58,588	1,579,978
Punch Taverns plc (a)	13,075,379	2,601,292
Reckitt Benckiser Group plc	78,974	6,287,647
Reed Elsevier plc	123,385	1,839,101
Rexam plc	154,795	1,361,144
Rightmove plc	65,806	2,996,590
Rio Tinto plc	33,042	1,864,544
Rolls-Royce Holdings plc – LSE Shares	119,969	2,540,890
Royal Bank of Scotland Group plc (a)	15,249	85,846
Sage Group plc	334,111	2,240,539
Smith & Nephew plc	18,573	264,873
Smiths Group plc	43,003	1,057,447
Spectris plc	31,624	1,342,073
Stagecoach Group plc	204,891	1,286,207
Standard Chartered plc	7,091	159,773
Tesco plc	1,882,158	10,423,833
Thomas Cook Group plc (a)	673,138	1,864,763
Tui Travel plc	191,375	1,310,203
Unilever plc	215,409	8,835,704
Vedanta Resources plc	24,000	372,957
Vodafone Group plc	1,082,628	4,255,893
Vodafone Group plc – SPADR	225,418	8,861,182
Weir Group plc (The)	103,382	3,653,222
WH Smith plc	48,401	804,598
Wolseley plc	5,005	284,230
WPP plc	142,634	3,273,151
		253,991,523
Total Foreign Common Stocks (Cost $1,278,862,384)		1,471,566,967
Total Common Stocks (Cost $2,360,663,201)		2,813,064,311

	Principal Amount	Value
Corporate Bonds — 0.0%
Consumer, Cyclical — 0.0%
BB Liquidating, Inc. (b) (c) (d) (Cost $213,716) 9.000%, 09/01/12	$344,000	$—
Asset-Backed Securities — 0.9%
Aames Mortgage Investment Trust, Ser. 2005-4, Class M1 (FRN) (STEP) 0.870%, 10/25/35	987,087	984,593
ACE Securities Corp. Home Equity Loan Trust
Ser. 2005-HE7, Class A2D (FRN) (STEP) 0.495%, 11/25/35	281,793	273,047
Ser. 2005-SD1, Class M1 (FRN) (STEP) 0.915%, 11/25/50	1,417,653	1,393,514
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Ser. 2005-W2, Class A2B1 (FRN) (STEP) 0.365%, 10/25/35	1,578,068	1,549,963
Asset Backed Funding Certificates, Ser. 2005-AQ1, Class A6 (STEP) 4.780%, 06/25/35	738,764	759,726

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Principal Amount	Value
Bear Stearns Asset Backed Securities I Trust
Ser. 2005-HE3, Class M2 (FRN) (STEP) 1.185%, 03/25/35	$1,678,384	$1,628,889
Ser. 2006-EC1, Class M1 (FRN) (STEP) 0.575%, 12/25/35	4,284,201	4,176,861
Ser. 2006-HE1, Class 1A2 (FRN) (STEP) 0.385%, 12/25/35	28,359	28,283
Carrington Mortgage Loan Trust, Ser. 2005-NC5, Class A2 (FRN) (STEP) 0.485%, 10/25/35	97,836	97,251
Citibank Omni Master Trust, Ser. 2009-A14A, Class A14 (FRN) (e) 2.917%, 08/15/18	5,000,000	5,075,525
Countrywide Asset-Backed Certificates
Ser. 2004-1, Class 3A (FRN) (STEP) 0.725%, 04/25/34	293,688	274,631
Ser. 2004-12, Class MV3 (FRN) (STEP) 0.825%, 03/25/35	2,400,000	2,346,758
Credit Based Asset Servicing, Ser. 2005-CB6, Class A3 (STEP) 4.465%, 07/25/35	2,059,062	1,976,381
DSLA Mortgage Loan Trust, Ser. 2004-AR3, Class B2 (FRN) (STEP) 1.266%, 07/19/44	73,699	57,059
First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF10, Class A4 (FRN) (STEP) 0.485%, 11/25/35	3,214,595	3,037,445
First Franklin Mortgage Loan Trust, Ser. 2006-FF1, Class 2A3 (FRN) (STEP) 0.405%, 01/25/36	774,649	745,761
GE-WMC Asset-Backed Pass-Through Certificates, Ser. 2005-2, Class A2C (FRN) (STEP) 0.415%, 12/25/35	4,175,355	3,502,463
GSAA Home Equity Trust
Ser. 2006-17, Class A2 (FRN) (STEP) 0.345%, 11/25/36	7,288,374	3,834,858
Ser. 2006-20, Class 2A1A (FRN) (STEP) 0.215%, 12/25/46	1,965,385	1,233,256
GSAA Trust
Ser. 2006-5, Class 2A2 (FRN) (STEP) 0.345%, 03/25/36	1,276,886	754,535
Ser. 2006-9, Class A4A (FRN) (STEP) 0.405%, 06/25/36	4,484,313	2,614,592
HSI Asset Securitization Corp. Trust, Ser. 2006-OPT2, Class 2A3 (FRN) (STEP) 0.355%, 01/25/36	282,131	273,393
Indymac Residential Asset Backed Trust, Ser. 2005-D, Class AII3 (FRN) (STEP) 0.415%, 03/25/36	930,310	877,294
Long Beach Mortgage Loan Trust
Ser. 2005-3, Class 2A2 (FRN) (STEP) 0.445%, 08/25/45	120,831	120,510
Ser. 2005-WL1, Class M2 (FRN) (STEP) 0.990%, 06/25/35	1,892,148	1,834,844

	Principal Amount	Value
Ser. 2006-WL1, Class 2A3 (FRN) (STEP) 0.405%, 01/25/46	$1,704,318	$1,523,343
Morgan Stanley ABS Capital I, Inc. Trust
Ser. 2002-HE3, Class A2 (FRN) (STEP) 1.245%, 03/25/33	86,940	83,547
Ser. 2005-HE6, Class A2C (FRN) (STEP) 0.485%, 11/25/35	413,974	401,831
Option One Mortgage Loan Trust, Ser. 2005-5, Class A3 (FRN) (STEP) 0.375%, 12/25/35	1,402,705	1,380,189
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Ser. 2005-WCW2, Class M1 (FRN) (STEP) 0.665%, 07/25/35	3,000,000	2,823,594
Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class A4 (FRN) (STEP) 0.465%, 11/25/35	908,484	896,221
Terwin Mortgage Trust, Ser. 2005-10HE, Class M2 (FRN) (STEP) 0.655%, 06/25/36	4,247,000	3,728,458
Total Asset-Backed Securities (Cost $47,293,564)		50,288,615
Mortgage-Backed Securities – Private Issuers — 1.1%
American Home Mortgage Investment Trust
Ser. 2004-1, Class 4A (FRN) 2.349%, 04/25/44	53,288	50,788
Ser. 2005-1, Class 6A (FRN) 2.349%, 06/25/45	296,794	276,369
Banc of America Commercial Mortgage, Inc.
Ser. 2004-6, Class A3 4.512%, 12/10/42	57,230	57,324
Ser. 2005-3, Class A3A 4.621%, 07/10/43	1,610,000	1,637,299
Ser. 2006-6, Class A2 5.309%, 10/10/45	133,826	134,118
Ser. 2007-3, Class A2 (VRN) 5.619%, 06/10/49	129,731	129,603
Banc of America Funding Corp., Ser. 2004-B, Class 1A2 (FRN) 2.700%, 12/20/34	107,937	86,728
Bear Stearns ALT-A Trust
Ser. 2005-10, Class 11A1 (FRN) (STEP) 0.665%, 01/25/36	3,192,618	1,937,156
Ser. 2006-1, Class 21A2 (FRN) 2.481%, 02/25/36	1,392,557	925,090
Ser. 2006-2, Class 11A1 (FRN) (STEP) 0.605%, 04/25/36	1,861,685	1,132,893
Ser. 2006-6, Class 31A1 (FRN) 2.672%, 11/25/36	404,919	296,217
CHL Mortgage Pass-Through Trust, Ser. 2005-HYB9, Class 1A1 (FRN) 2.423%, 02/20/36	2,506,062	1,998,898
COMM 2012-CCRE1 Mortgage Trust, Ser. 2012-CR1, Class A3 3.391%, 05/15/45	1,052,000	1,036,413
COMM 2012-LC4 Mortgage Trust, Ser. 2012-LC4, Class A4 3.288%, 12/10/44	1,973,000	1,940,246
Connecticut Avenue Securities, Ser. 2013-C01, Class M-2 (FRN) 5.415%, 10/25/23	4,990,000	5,282,564

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Principal Amount	Value
Countrywide Alternative Loan Trust
Ser. 2005-56, Class 1A1 (FRN) (STEP) 0.895%, 11/25/35	$5,412,054	$4,468,343
Ser. 2005-59, Class 1A1 (FRN) (STEP) 0.497%, 11/20/35	4,626,474	3,524,536
Ser. 2006-24, Class A22 6.000%, 06/25/36	2,359,381	2,013,621
Countrywide Home Loan Mortgage Pass Through Trust, Ser. 2006-3, Class 3A1 (FRN) (STEP) 0.415%, 02/25/36	3,402,176	2,790,305
CSMC Mortgage-Backed Trust, Ser. 2007-4, Class 2A3 6.000%, 06/25/37	1,457,652	1,289,678
Deutsche Alt A Securities, Inc.
Ser. 2005-5, Class 2A4 5.500%, 11/25/35	708,862	555,662
Ser. 2007-1, Class 1A3A (FRN) (STEP) 0.375%, 08/25/37	810,145	625,768
First Horizon Alternative Mortgage Securities Trust, Ser. 2006-FA3, Class A4 (FRN) 0.635%, 07/25/36	1,766,174	1,233,839
Harborview Mortgage Loan Trust
Ser. 2004-7, Class 2A2 (FRN) 2.368%, 11/19/34	55,229	48,610
Ser. 2005-9, Class 2A1A (FRN) (STEP) 0.507%, 06/20/35	65,053	60,959
Impac CMB Trust, Ser. 2005-2, Class 1ML (FRN) (STEP) 0.810%, 04/25/35	758,406	596,159
IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR27, Class 1A3 (FRN) (STEP) 0.435%, 10/25/36	3,153,853	2,034,683
JP Morgan Chase Commercial Mortgage Securities Trust
Ser. 2006-LDP7, Class A3B (VRN) 5.873%, 04/15/45	867,048	865,799
Ser. 2012-C6, Class A3 3.507%, 05/15/45	2,000,000	1,988,452
JP Morgan Mortgage Trust, Ser. 2007-S3, Class 1A64 7.500%, 08/25/37	1,126,919	879,520
Luminent Mortgage Trust, Ser. 2006-2, Class A1A (FRN) (STEP) 0.365%, 02/25/46	2,048,041	1,440,866
MASTR Adjustable Rate Mortgages Trust, Ser. 2006-2, Class 4A1 (FRN) 2.630%, 02/25/36	333,600	320,807
ML-CFC Commercial Mortgage Trust, Ser. 2007-8, Class A3 (VRN) 5.894%, 08/12/49	1,500,000	1,672,869
RALI Trust
Ser. 2006-QA4, Class A (FRN) (STEP) 0.345%, 05/25/36	2,546,769	1,926,952
Ser. 2006-QA5, Class 1A1 (FRN) (STEP) 0.345%, 07/25/36	2,183,244	1,378,751
Ser. 2007-QO4, Class A1A (FRN) (STEP) 0.355%, 05/25/47	470,789	364,714
Springleaf Mortgage Loan Trust
Ser. 2013-1A, Class M3 (VRN) (e) 3.790%, 06/25/58	370,000	351,654
Ser. 2013-1A, Class M4 (VRN) (e) 4.440%, 06/25/58	220,000	209,630

	Principal Amount	Value
Ser. 2013-2A, Class M1 (VRN) (e) 3.520%, 12/25/65	$1,024,000	$1,007,004
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2005-15, Class 2A1 (FRN) 2.705%, 07/25/35	5,484,482	4,653,161
Structured Agency Credit Risk
Ser. 2013- DN1, Class M2 (FRN) 7.315%, 07/25/23	3,120,000	3,663,142
Ser. 2013- DN2, Class M2 (FRN) 4.415%, 11/25/23	805,000	798,542
Structured Asset Mortgage Investments, Inc.
Ser. 2005-AR8, Class A2 (FRN) 1.624%, 02/25/36	1,987,534	1,642,464
Ser. 2006-AR3, Class A2 (FRN) 2.627%, 02/25/36	2,903,471	2,023,591
Thornburg Mortgage Securities Trust, Ser. 2007-4, Class 3A1 (FRN) 6.102%, 09/25/37	1,320,321	1,370,522
Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class AMFX (VRN) 5.179%, 07/15/42	2,033,000	2,157,448
Wells Fargo Commercial Mortgage, Ser. 2013-LC12, Class A4 4.218%, 07/15/46	855,000	880,136
Total Mortgage-Backed Securities – Private Issuers (Cost $61,389,118)		65,759,893
Mortgage-Backed Securities – US Government Agency Obligations — 0.2%
FHLMC
Pool #781697 (FRN) 2.357%, 07/01/34	118,166	122,740
Ser. 2002-2530, Class QI (FRN) (IO) 6.833%, 01/15/32	80,687	16,324
Ser. 2004-2763, Class KS (FRN) (IO) 6.483%, 10/15/18	216,089	11,664
Ser. 2005-2922, Class SE (FRN) (IO) 6.583%, 02/15/35	202,302	32,237
Ser. 2005-2934, Class HI (IO) 5.000%, 02/15/20	27,574	2,695
Ser. 2005-2934, Class KI (IO) 5.000%, 02/15/20	12,858	1,226
Ser. 2005-2965, Class SA (FRN) (IO) 5.883%, 05/15/32	468,628	77,753
Ser. 2005-2967, Class JI (IO) 5.000%, 04/15/20	14,287	1,410
Ser. 2005-2980, Class SL (FRN) (IO) 6.533%, 11/15/34	263,362	46,152
Ser. 2005-2981, Class SU (FRN) (IO) 7.633%, 05/15/30	235,668	43,968
Ser. 2005-3031, Class BI (FRN) (IO) 6.523%, 08/15/35	720,785	137,067
Ser. 2005-3065, Class DI (FRN) (IO) 6.453%, 04/15/35	631,439	110,408
Ser. 2006-3114, Class GI (FRN) (IO) 6.433%, 02/15/36	1,091,904	210,155
Ser. 2007-3308, Class S (FRN) (IO) 7.033%, 03/15/32	480,505	98,655
Ser. 2008-3424, Class XI (FRN) (IO) 6.403%, 05/15/36	366,806	61,886
Ser. 2008-3489, Class SD (FRN) (IO) 7.633%, 06/15/32	246,715	44,606

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Principal Amount	Value
Ser. 2010-3685, Class EI (IO) 5.000%, 03/15/19	$363,123	$26,890
Ser. 2010-3731, Class IO (IO) 5.000%, 07/15/19	179,699	13,562
Ser. 2011-3882, Class AI (IO) 5.000%, 06/15/26	1,117,872	101,518
Ser. 2012-3995, Class KI (IO) 3.500%, 02/15/27	5,598,408	715,916
FHLMC Strip
Ser. 2004-227, Class IO (IO) 5.000%, 12/01/34	88,203	17,075
Ser. 2005-233, Class 5 (IO) 4.500%, 09/15/35	16,242	3,061
FNMA
Pool #685563 (FRN) 2.700%, 01/01/33	162,196	172,348
Pool #806765 (FRN) 1.934%, 11/01/34	165,597	174,968
Pool #834928 (FRN) 1.940%, 07/01/35	1,546,039	1,641,254
Pool #841068 (FRN) 2.485%, 11/01/34	693,827	741,330
Pool #847637 (FRN) 2.762%, 01/01/34	102,539	107,942
Ser. 2004-31, Class SG (FRN) (IO) 6.935%, 08/25/33	172,244	18,169
Ser. 2004-49, Class SQ (FRN) (IO) 6.885%, 07/25/34	164,820	32,382
Ser. 2004-51, Class SX (FRN) (IO) 6.955%, 07/25/34	316,153	58,582
Ser. 2004-64, Class SW (FRN) (IO) 6.885%, 08/25/34	705,650	139,940
Ser. 2004-66, Class SE (FRN) (IO) 6.335%, 09/25/34	509,367	101,406
Ser. 2005-12, Class SC (FRN) (IO) 6.585%, 03/25/35	467,161	101,751
Ser. 2005-45, Class SR (FRN) (IO) 6.555%, 06/25/35	447,009	68,577
Ser. 2005-65, Class KI (FRN) (IO) 6.835%, 08/25/35	1,402,720	278,983
Ser. 2005-89, Class S (FRN) (IO) 6.535%, 10/25/35	2,930,130	609,516
Ser. 2006-3, Class SA (FRN) (IO) 5.985%, 03/25/36	265,613	47,998
Ser. 2007-75, Class JI (FRN) (IO) 6.380%, 08/25/37	717,878	112,004
Ser. 2007-85, Class SI (FRN) (IO) 6.295%, 09/25/37	265,300	36,918
Ser. 2008-86, Class IO (IO) 4.500%, 03/25/23	310,191	21,763
Ser. 2008-87, Class AS (FRN) (IO) 7.485%, 07/25/33	1,122,041	186,998
Ser. 2010 Pool #AE5528 6.000%, 11/01/22	1,040,229	1,132,104
Ser. 2010 Pool #AE5529 7.000%, 11/01/22	658,628	732,996
Ser. 2010-105, Class IO (IO) 5.000%, 08/25/20	324,993	29,979
Ser. 2010-121, Class IO (IO) 5.000%, 10/25/25	915,086	77,346
Ser. 2010-37, Class GI (IO) 5.000%, 04/25/25	807,626	54,815
Ser. 2010-65, Class IO (IO) 5.000%, 09/25/20	427,153	37,060
Ser. 2010-68, Class SJ (FRN) (IO) 6.385%, 07/25/40	256,400	41,923

	Principal Amount	Value
Ser. 2011-124, Class IC (IO) 3.500%, 09/25/21	$1,724,099	$149,399
Ser. 2011-69, Class AI (IO) 5.000%, 05/25/18	2,754,365	179,996
Ser. 2011-88, Class WI (IO) 3.500%, 09/25/26	668,693	92,124
Ser. 2012-126, Class SJ (FRN) (IO) 4.835%, 11/25/42	2,607,570	358,631
FNMA Strip, Ser. 2005-365, Class 4 (IO) 5.000%, 04/01/36	14,102	2,758
GNMA
Ser. 2003-11, Class S (FRN) (IO) 6.383%, 02/16/33	749,027	124,367
Ser. 2011-135, Class QI (IO) 4.500%, 06/16/41	578,545	118,732
Ser. 2011-157, Class SG (FRN) (IO) 6.433%, 12/20/41	2,860,946	660,461
Ser. 2011-167, Class IO (IO) 5.000%, 12/16/20	2,553,920	202,813
Ser. 2011-94, Class IS (FRN) (IO) 6.533%, 06/16/36	434,390	96,062
Ser. 2012-101, Class AI (IO) 3.500%, 08/20/27	647,360	71,037
Ser. 2012-103, Class IB (IO) 3.500%, 04/20/40	800,405	122,582
Ser. 2012-34, Class KS (FRN) (IO) 5.883%, 03/16/42	1,362,147	317,580
Ser. 2012-69, Class QI (IO) 4.000%, 03/16/41	1,145,728	214,674
Total Mortgage-Backed Securities – US Government Agency Obligations (Cost $11,023,187)		11,367,236
US Treasury Bonds/Notes — 14.3%
US Treasury Inflation Indexed Bond 0.375%, 07/15/23	7,186,062	6,930,619
US Treasury Inflation Indexed Bond (f) 2.375%, 01/15/25	28,747,120	33,043,463
US Treasury Inflation Indexed Bond 2.000%, 01/15/26	823,753	911,920
US Treasury Inflation Indexed Bond 1.750%, 01/15/28	78,934,212	84,508,941
US Treasury Inflation Indexed Bond (f) 2.500%, 01/15/29	13,239,498	15,558,475
US Treasury Inflation Indexed Bond 3.375%, 04/15/32	12,592,780	16,753,321
US Treasury Inflation Indexed Bond 2.125%, 02/15/40	110,222,936	123,845,830
US Treasury Inflation Indexed Bond 0.750%, 02/15/42	7,793,796	6,265,480
US Treasury Inflation Indexed Note (f)(g) 1.250%, 04/15/14	15,450,820	15,549,798
US Treasury Inflation Indexed Note (f) 0.500%, 04/15/15	17,136,543	17,512,741
US Treasury Inflation Indexed Note 2.000%, 01/15/16	2,271,205	2,420,430
US Treasury Inflation Indexed Note (f) 0.125%, 04/15/16	15,872,250	16,297,579
US Treasury Inflation Indexed Note 2.625%, 07/15/17	4,507,760	5,070,527
US Treasury Inflation Indexed Note 1.625%, 01/15/18	68,454,246	74,395,869

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Principal Amount	Value
US Treasury Inflation Indexed Note 0.125%, 04/15/18	$1,121,555	$1,143,899
US Treasury Inflation Indexed Note (f)(g) 1.375%, 07/15/18	94,123,613	102,013,807
US Treasury Inflation Indexed Note (f) 2.125%, 01/15/19	34,485,479	38,510,590
US Treasury Inflation Indexed Note 1.375%, 01/15/20	1,317,710	1,414,994
US Treasury Inflation Indexed Note (g) 1.250%, 07/15/20	1,927,764	2,062,407
US Treasury Inflation Indexed Note 1.125%, 01/15/21	4,270,880	4,488,763
US Treasury Inflation Indexed Note 0.625%, 07/15/21	15,441,110	15,673,931
US Treasury Inflation Indexed Note (f) 0.125%, 07/15/22	187,614,562	179,714,301
US Treasury Inflation Indexed Note 0.125%, 01/15/23	67,390,962	63,647,596
Total US Treasury Bonds/Notes (Cost $905,486,353)		827,735,281

	Number of Shares	Value
Acquired Funds — 16.4%
Exchange-Traded Funds (ETF) — 1.0%
Vanguard FTSE Emerging Markets ETF	1,394,400	$57,365,616
Mutual Funds — 0.8%
PIMCO Commodity RealReturn Strategy Fund	8,360,142	45,897,178
Private Investment Funds (h) — 14.6%
Azentus Global Opportunities Fund, LP (a) (b) (c) (i)		22,274,199
Canyon Value Realization Fund, LP (a) (b) (c) (i)		70,169,222
Convexity Capital Offshore, LP (a) (b) (c) (i)		94,558,727
Farallon Capital Institutional Partners, LP (a) (b) (c) (i)		173,742,529
Joho Partners, LP (a) (b) (c) (i)		137,785,630
Lansdowne Developed Markets Fund, Ltd. (a) (b) (c) (i)	304,073	162,975,138
Lone Cascade, LP, Class J (a) (b) (c) (i)		27,992,116
Lone Picea, LP, Class E (a) (b) (c) (i)		3,191,825
Lone Picea, LP, Class F (a) (b) (c) (i)		1,959,528
Lone Redwood, LP (a) (b) (c) (i)		14,145,357
Nomad Investment Partnership LP, Class A (a) (b) (c) (i)		43,157,923
Nomad Investment Partnership LP, Class R (a) (b) (c) (i)		20,123,910
OZ Domestic Partners, LP (a) (b) (c) (i)		1,006,096
QVT Onshore LP (a) (b) (c) (i)		71,780,724
		844,862,924
Total Acquired Funds (Cost $658,799,589)		948,125,718
Publicly Traded Limited Partnership — 0.0%
Lazard, Ltd. (Cost $462,915)	18,957	859,131
Preferred Stocks — 0.2%
Petroleo Brasileiro SA, 4.660%, (Brazil)	265,400	1,950,997

	Number of Shares	Value
Rolls Royce Holdings plc, 1.620%, (United Kingdom) (b)	2,836,108	$4,696
Vale SA, 5.560%, (Brazil)	349,100	4,889,567
Volkswagen AG, 1.810%, (Germany)	9,930	2,789,843
Total Preferred Stocks (Cost $12,136,544)		9,635,103

	Number of Contracts	Value
Purchased Option Contracts — 0.2%
Calls — 0.2%
AT&T, Inc., Strike Price $37.00, Expiring 01/18/14 (United States) (c)	122,500	$2,450
Banca Monte dei Paschi di Siena SpA, Strike Price $0.18, Expiring 03/21/14 (Italy) (c)	7,155,000	287,419
Banca Monte dei Paschi di Siena SpA, Strike Price $0.20, Expiring 03/21/14 (Italy) (c)	430,000	9,465
Banca Monte dei Paschi di Siena SpA, Strike Price $0.22, Expiring 03/21/14 (Italy) (c)	2,075,000	31,400
Banca Monte dei Paschi di Siena SpA, Strike Price $0.24, Expiring 03/21/14 (Italy) (c)	180,000	3,318
Celesio AG, Strike Price $22.00, Expiring 03/21/14 (Germany) (c)	3,500	7,222
Emlak Konut Gayrimenkul Yatiri, Strike Price $0.00, Expiring 11/12/14 (United States) (c)	3,383,200	3,306,060
Emlak Konut Gayrimenkul Yatiri, Strike Price $0.00, Expiring 12/01/14 (United States) (c)	853,000	833,551
Foster Wheeler AG, Strike Price $30.00, Expiring 01/18/14 (United States) (c)	18,600	55,800
Foster Wheeler AG, Strike Price $32.00, Expiring 01/18/14 (United States) (c)	30,200	44,696
Foster Wheeler AG, Strike Price $33.00, Expiring 01/18/14 (United States) (c)	44,300	42,971
Foster Wheeler AG, Strike Price $34.00, Expiring 01/18/14 (United States) (c)	106,500	55,380
Koninklijke KPN NV, Strike Price $2.40, Expiring 03/21/14 (Germany) (c)	202,600	27,872
Koninklijke KPN NV, Strike Price $2.43, Expiring 03/21/14 (Germany) (c)	36,260	4,489
Koninklijke KPN NV, Strike Price $2.50, Expiring 01/17/14 (Germany) (c)	1,431,200	39,378
Metro AG, Stike Price $35.00, Expiring 01/17/14 (Germany) (c)	12,400	19,276
Peugeot SA, Strike Price $10.00, Expiring 03/21/14 (Germany) (c)	711,100	498,912
Peugeot SA, Strike Price $11.00, Expiring 03/21/14 (France) (c)	360,050	123,830
Rhoen Klinikum AG, Strike Price $21.00, Expiring 01/17/14 (Germany) (c)	44,000	42,977
Rhoen Klinikum AG, Strike Price $22.00, Expiring 06/20/14 (Germany) (c)	48,700	88,435
Rio Tinto, Ltd., Strike Price $67.00, Expiring 01/17/14 (Australia) (c)	214,680	398,711
Verizon Communications, Inc., Strike Price $49.00, Expiring 03/22/14 (United States) (c)	71,800	95,494

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Number of Contracts	Value
Verizon Communications, Inc., Strike Price $50.00, Expiring 03/22/14 (United States) (c)	226,800	$222,264
Verizon Communications, Inc., Strike Price $52.50, Expiring 03/22/14 (United States) (c)	14,300	4,433
Vodafone Group plc, Strike Price $2.20, Expiring 03/21/14 (United Kingdom) (c)	3,709,000	1,458,706
Vodafone Group plc, Strike Price $2.30, Expiring 03/21/14 (United Kingdom) (c)	2,133,000	565,143
Vodafone Group plc, Strike Price $2.40, Expiring 03/21/14 (United Kingdom) (c)	1,422,000	264,911
Vodafone Group plc, Strike Price $38.00, Expiring 04/19/14 (United States) (c)	10,900	28,885
Total Calls (Cost $8,655,113)		8,563,448
Puts — 0.0%
AT&T, Inc., Strike Price $35.00, Expiring 01/18/14 (United States) (c)	141,900	89,397
AT&T, Inc., Strike Price $36.00, Expiring 01/18/14 (United States) (c)	75,700	104,466
Banca Monte dei Paschi di Siena SpA, Strike Price $0.19, Expiring 03/21/14 (Italy) (c)	790,000	42,929
Banca Monte dei Paschi di Siena SpA, Strike Price $0.20, Expiring 03/21/14 (Italy) (c)	105,000	6,774
DAX Index, Strike Price $8350.00, Expiring 03/21/14 (Germany) (c)	950	39,338
DAX Index, Strike Price $8800.00, Expiring 02/21/14 (Germany) (c)	540	22,435
DAX Index, Strike Price $9000.00, Expiring 01/17/14 (Germany) (c)	540	8,543
EURO STOXX 50 Index, Strike Price $2900.00, Expiring 03/21/14 (Germany) (c)	1,250	55,028
FTSE 100 Index, Strike Price $6350.00, Expiring 02/21/14 (United Kingdom) (c)	1,080	46,499
Peugeot SA, Strike Price $12.00, Expiring 03/21/14 (France) (c)	357,800	1,338,853
Verizon Communications, Inc., Strike Price $42.00, Expiring 03/22/14 (United States) (c)	77,200	15,440
Verizon Communications, Inc., Strike Price $44.00, Expiring 03/22/14 (United States) (c)	198,300	73,371
Verizon Communications, Inc., Strike Price $46.00, Expiring 02/22/14 (United States)(c)	143,120	71,560
Verizon Communications, Inc., Strike Price $46.00, Expiring 03/22/14 (United States) (c)	53,300	39,442
Verizon Communications, Inc., Strike Price $47.00, Expiring 03/22/14 (United States) (c)	65,300	67,259
Verizon Communications, Inc., Strike Price $48.00, Expiring 03/22/14 (United States) (c)	52,200	69,426
Verizon Communications, Inc., Strike Price $49.00, Expiring 03/22/14 (United States) (c)	53,700	95,586
Vodafone Group plc, Strike Price $35.00, Expiring 01/18/14 (United States) (c)	35,800	1,790
Total Puts (Cost $1,977,315)		2,188,136
Total Purchased Option Contracts (Cost $10,632,428)		10,751,584

	Number of Contracts	Value
Warrant — 0.0%
Global Yellow Pages, Ltd., Expiring 09/10/14 (Singapore) (a) (Cost $0)	146,000	$116

	Principal Amount	Value
Short-Term Investments — 28.1%
Repurchase Agreements Used for Breakeven Inflation Strategies — 10.5%
Barclays Capital, Inc. 0.000%, issued on 12/31/2013, due on 01/07/14 (proceeds at maturity $240,923,310) (collateralized by US Treasury Bonds, due 11/15/27 and 02/15/41 with a total principal value of $191,700,000 and a total market value of $232,790,500)	$240,923,310	$240,923,310
Deutsche Bank Securities, Inc (0.050)%, issued on 12/31/2013, due on 01/07/14 (proceeds at maturity $154,242,563) (collateralized by US Treasury Notes, due 08/15/18 and 02/15/23 with a total principal value of $145,700,000 and a total market value of $150,275,680)	154,244,062	154,244,062
JP Morgan Securities, Inc. (0.050)%, issued on 12/31/2013, due on 01/07/14 (proceeds at maturity $38,536,375) (collateralized by a US Treasury Note, due 01/31/18 with a total principal value of $36,100,000 and a total market value of $37,961,014)	38,536,750	38,536,750
Wells Fargo Securities, LLC 0.020%, issued on 12/31/2013, due on 01/07/14 (proceeds at maturity $170,825,164) (collateralized by a US Treasury Note, due 08/15/22 with a total principal value of $182,700,000 and a total market value of $165,986,538)	170,824,500	170,824,500
Total Repurchase Agreements Used for Breakeven Inflation Strategies (Cost $604,528,622)		604,528,622
Repurchase Agreements Used for Cash Management Purposes — 3.9%
State Street Bank & Trust Co. 0.000%, issued on 12/31/2013, due on 01/02/14 (proceeds at maturity $113,929) (collateralized by US Treasury Notes, due 02/29/20 with a total principal value of $130,000 and a total market value of $123,698)	113,929	113,929
Fixed Income Clearing Corporation 0.000%, issued on 12/31/2013, due on 01/02/14 (proceeds at maturity $224,954,895) (collateralized by US Treasury Notes, due 11/30/17 through 08/31/20 with a total principal value of $223,535,000 and a total market value of $227,363,044)	224,954,895	224,954,895
Total Repurchase Agreements Used for Cash Management Purposes (Cost $225,068,824)		225,068,824

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

	Principal Amount	Value
US Treasury Bills — 13.7%
US Treasury Bill, due on 03/13/14 (j)	$20,000,000	$19,998,440
US Treasury Bill, due on 03/20/14 (g) (j)	120,000	119,985
US Treasury Bill, due on 03/27/14 (j)	34,000,000	33,994,832
US Treasury Bill, due on 04/17/14 (j)	20,000,000	19,997,820
US Treasury Bill, due on 04/24/14 (j)	170,000,000	169,968,210
US Treasury Bill, due on 05/01/14 (j)	100,000,000	99,982,600
US Treasury Bill, due on 05/08/14 (j)	215,000,000	214,956,785
US Treasury Bill, due on 05/15/14 (g) (j)	100,000,000	99,980,600
US Treasury Bill, due on 05/29/14 (j)	70,000,000	69,983,550
US Treasury Bill, due on 06/05/14 (j)	35,000,000	34,991,390
US Treasury Bill, due on 06/12/14 (j)	25,000,000	24,994,125
Total US Treasury Bills (Cost $788,882,197)		788,968,337
Total Short-Term Investments (Cost $1,618,479,643)		1,618,565,783
Total Investments — 110.1% (Cost $5,686,580,258)		6,356,152,771
Liabilities in Excess of Other Assets — (10.1)%		(585,392,103)
Net Assets — 100.0%		$5,770,760,668

	Number of Shares	Value
Securities Sold Short — (12.7)%
Common Stocks — (2.2)%
US Common Stocks — (0.6)%
Real Estate Investment Trusts (REITs) — (0.6)%
Coresite Realty Corp.	(14,842)	$(477,765)
Medical Properties Trust, Inc.	(291,600)	(3,563,352)
OMEGA Healthcare Investors, Inc.	(370,300)	(11,034,940)
Rouse Properties, Inc.	(243,879)	(5,411,675)
Ryman Hospitality Properties, Inc.	(87,017)	(3,635,570)
Sabra Health Care REIT, Inc.	(386,000)	(10,090,040)
		(34,213,342)
Real Estate Management & Development — 0.0%
Forest City Enterprises, Inc., Class A (a)	(149,900)	(2,863,090)
Total US Common Stocks (Proceeds $34,701,179)		(37,076,432)
Foreign Common Stocks — (1.6)%
Canada — (0.8)%
Allied Properties – REIT	(195,000)	(6,013,838)
Canadian Tire Corp., Ltd.	(51,600)	(4,832,840)
Chartwell Retirement Residences – REIT	(312,900)	(2,942,689)
First National Financial Corp.	(167,508)	(3,563,832)

	Number of Shares	Value
Genworth MI Canada, Inc.	(219,100)	$(7,555,315)
Home Capital Group, Inc.	(174,600)	(13,302,309)
RioCan Real Estate Investment Trust – REIT	(257,700)	(6,009,159)
		(44,219,982)
Hong Kong — (0.1)%
New World Development, Ltd.	(120,133)	(154,067)
Wharf (Holdings), Ltd. (The)	(682,600)	(5,217,222)
		(5,371,289)
Japan — (0.2)%
Hulic Co., Ltd.	(326,500)	(4,845,302)
Sumitomo Realty & Development Co., Ltd.	(68,100)	(3,394,317)
United Urban Investment Corp. – REIT	(1,837)	(2,642,183)
		(10,881,802)
Mexico — (0.2)%
Fibra Uno Administracion SA de CV – REIT	(3,536,400)	(11,405,645)
United Kingdom — (0.3)%
Barratt Developments plc	(278,800)	(1,612,703)
Capital & Counties Properties plc	(795,600)	(4,351,140)
Persimmon plc (a)	(441,600)	(9,072,092)
Taylor Wimpey plc	(2,367,200)	(4,388,541)
		(19,424,476)
Total Foreign Common Stocks (Proceeds $79,461,107)		(91,303,194)
Total Common Stocks (Proceeds $114,162,286)		(128,379,626)

	Principal Amount	Value
US Treasury Bonds/Notes — (10.5)%
US Treasury Bond 6.125%, due on 11/15/27	$(81,100,000)	$(105,531,375)
US Treasury Bond 4.750%, due on 02/15/41	(114,500,000)	(131,746,563)
US Treasury Note 2.625%, due on 01/31/18	(36,100,000)	(37,961,388)
US Treasury Note 4.000%, due on 08/15/18	(86,100,000)	(95,497,040)
US Treasury Note 1.625%, due on 08/15/22	(184,200,000)	(167,348,647)
US Treasury Note 2.000%, due on 02/15/23	(70,100,000)	(65,028,686)
Total US Treasury Bonds/Notes (Proceeds $647,593,185)		(603,113,699)
Total Securities Sold Short (Proceeds $761,755,471)		$(731,493,325)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

Financial Futures Contracts

Number of Contracts	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2013	Unrealized Appreciation/ (Depreciation)
	Long Financial Futures Contracts
	Interest Rate-Related
12	March 2014 5-Year US Treasury Note	$1,449,967	$1,431,750	$(18,217)
9	March 2014 30-Year US Treasury Bond	1,174,664	1,154,813	(19,851)
4	March 2014 Ultra Long US Treasury Bond	553,479	545,000	(8,479)
				(46,547)
	Foreign Currency-Related
324	March 2014 Canadian Dollar	30,450,693	30,430,080	(20,613)
219	March 2014 Swiss Franc	30,857,181	30,816,038	(41,143)
				(61,756)
				(108,303)
	Short Financial Futures Contracts
	Interest Rate-Related
(16)	March 2014 90-Day Eurodollar	(3,961,785)	(3,989,000)	(27,215)
(20)	March 2014 30-Year US Treasury Bond	(2,610,106)	(2,566,250)	43,856
(25)	March 2014 10-Year US Treasury Note	(3,132,359)	(3,076,171)	56,188
(45)	March 2014 10-Year Interest Rate Swap	(4,574,635)	(4,533,750)	40,885
(94)	March 2014 5-Year Interest Rate Swap	(9,533,843)	(9,432,312)	101,531
(101)	March 2014 Ultra Long US Treasury Bond	(13,974,045)	(13,761,250)	212,795
(271)	March 2014 5-Year US Treasury Note	(32,741,627)	(32,333,688)	407,939
(15)	June 2014 90-Day Eurodollar	(3,734,588)	(3,738,188)	(3,600)
(13)	September 2014 90-Day Eurodollar	(3,162,718)	(3,238,138)	(75,420)
(2)	December 2014 90-Day Eurodollar	(490,170)	(497,850)	(7,680)
(7)	June 2015 90-Day Eurodollar	(1,707,983)	(1,738,188)	(30,205)
				719,074
	Foreign Currency-Related
(696)	March 2014 Japanese Yen	(84,636,881)	(82,676,100)	1,960,781
	Equity-Related
(371)	March 2014 EURO STOXX 50	(15,636,284)	(15,862,749)	(226,465)
(1,841)	March 2014 S&P 500 e-Mini Index	(164,084,391)	(169,473,255)	(5,388,864)
				(5,615,329)
				$(3,043,777)

Forward Currency Contracts

Contract Settlement Date		Contract Amount		Unrealized Appreciation/ (Depreciation)
	Counterparty	Receive	Deliver
01/09/2014	State Street Bank and Trust Co.	USD 270,000	AUD 300,000	$2,235
01/09/2014	State Street Bank and Trust Co.	USD 427,778	CHF 385,000	(3,823)
01/09/2014	State Street Bank and Trust Co.	USD 14,851	CZK 300,000	(256)
01/09/2014	State Street Bank and Trust Co.	USD 43,680,000	EUR 32,000,000	(342,256)
01/09/2014	State Street Bank and Trust Co.	USD 2,131,401	GBP 1,305,000	(29,527)
01/09/2014	State Street Bank and Trust Co.	USD 1,429,198	NOK 8,800,000	(21,353)
01/09/2014	State Street Bank and Trust Co.	USD 12,020,647	SEK 78,500,000	(182,980)
01/31/2014	State Street Bank and Trust Co.	AUD 1,500,000	USD 1,354,830	(17,932)
01/31/2014	State Street Bank and Trust Co.	USD 6,058,824	AUD 6,404,000	351,163
				$(244,729)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

Swap Contracts

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
Total Return Swap Contracts
Long Total Return Swap Contracts
01/09/2014	Morgan Stanley & Co. International plc	Average of SONIA plus specified spread	Anglo American plc	GBP	$6,354,373	$149,537
01/09/2014	Morgan Stanley & Co. International plc	Average of SONIA plus specified spread	AZ Electronic Materials SA	GBP	4,557,893	94,573
01/09/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Brookfield Incorporacoes SA (c)	USD	1,463,329	172,994
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	Deutsche Wohnen AG	EUR	1,100,580	5,701
01/09/2014	Morgan Stanley & Co. International plc	Average of SONIA plus specified spread	Invensys plc	GBP	5,807,145	134,926
01/09/2014	Morgan Stanley & Co. International plc	Average of SONIA plus specified spread	Unilever plc	GBP	12,895,916	331,349
01/09/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	Ziggo NV	EUR	7,731,425	378,790
01/13/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (c)	USD	306,835	(22,158)
01/13/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (c)	USD	2,474,708	(217,576)
01/13/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	276,684	2,447
01/13/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	207,641	1,712
01/13/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	227,028	1,415
01/14/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Carnival plc	USD	7,609,460	1,249,754
01/14/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Ryanair Holdings plc	USD	714,907	129,124
01/16/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	395,379	6,425
01/17/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	771,174	(1,393)
01/21/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (c)	USD	314,081	(14,910)
01/21/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	284,307	1,205
01/21/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	77,852	400
01/23/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (c)	USD	1,005,736	(16,388)
01/23/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	187,791	(1,666)
01/27/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (c)	USD	661,530	(6,010)
01/27/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	BR Malls Participacoes SA (c)	USD	826,898	8,581
01/27/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	139,642	(2,153)
01/27/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	207,147	(1,972)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
01/30/2014	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Multiplan Empreendimentos Imobiliarios SA (c)	USD	$1,544,628	$(6,868)
02/19/2014	Morgan Stanley & Co. International plc	Average of EONIA plus specified spread	GSW Immobilien AG	EUR	2,500,603	(187,821)
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	AT&T, Inc.	USD	5,135,442	39,481
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Grifols SA	USD	4,140,418	764,793
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Liberty Global plc	USD	2,552,676	93,913
02/21/2014	Morgan Stanley & Co. International plc	Average of Federal Funds Effective Rate plus specified spread	Vodafone Group plc	USD	963,658	67,758
04/01/2014	Goldman Sachs International	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets (b)	USD	80,039,953	1,267,804
06/24/2014	Goldman Sachs International	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets (b)	USD	56,818,003	900,630
08/29/2014	Barclays Bank plc	3 Month LIBOR plus a specified spread	MSCI Daily TR Net Emerging Markets (b)	USD	16,921,212	(18,643)
01/02/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Brookfield Incorporacoes SA (c)	USD	2,591,682	45,335
01/02/2015	Bank of America Merrill Lynch	1 Month LIBOR plus a specified spread	Brookfield Incorporacoes SA (c)	USD	2,873,191	(227,897)
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Chocoladefabriken Lindt & Spruengli AG	CHF	3,764,862	166,183
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	CNH Industrial NV	EUR	2,523,620	73,672
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Compagnia di Assicurazione di Milano SpA	EUR	852,038	4,554
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Deutsche Wohnen AG	EUR	1,989,362	(23,594)
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Fiat SpA	EUR	1,731,442	136,376
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Iberdrola SA	EUR	1,461,525	67,667
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Man SE	EUR	12,066,377	607,914
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Mediobanca Banca di Credito Finanziario SpA	EUR	1,767,960	113,917
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Porsche Automobil Holding SE	EUR	2,321,292	8,949
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Reed Elsevier NV	GBP	5,137,447	4,169
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Vodafone Group plc	USD	5,862,580	401,047
10/11/2017	UBS AG	1 Month LIBOR plus a specified spread	Volkswagen AG – Preferred Shares	EUR	4,892,129	239,942
10/11/2017	UBS AG	1 Month STIBOR plus a specified spread	Volvo AB	SEK	1,358,035	9,316
11/05/2018	UBS AG	1 Month PRIBOR plus a specified spread	Telefonica Czech Republic AS	CZK	10,680,496	(102,467)
						6,830,837
Short Total Return Swap Contracts
01/09/2014	Morgan Stanley & Co. International plc	Antofagasta plc	Average of SONIA plus specified spread	GBP	(906,705)	(62,979)
01/09/2014	Morgan Stanley & Co. International plc	Carnival Corp.	Average of Federal Funds Effective Rate plus specified spread	USD	(7,882,150)	(882,783)
01/09/2014	Morgan Stanley & Co. International plc	Glencore Xstrata plc	Average of SONIA plus specified spread	GBP	(1,780,755)	(39,535)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

Expiration Date	Counterparty	Pay	Receive	Currency	Notional Amount	Unrealized Appreciation/ (Depreciation)
01/09/2014	Morgan Stanley & Co. International plc	Liberty Global plc	Average of Federal Funds Effective Rate plus specified spread	USD	$(2,488,949)	$(88,301)
01/09/2014	Morgan Stanley & Co. International plc	Peugeot SA	Average of EONIA plus specified spread	EUR	(1,582,873)	132,486
01/09/2014	Morgan Stanley & Co. International plc	Ryanair Holdings plc	Average of Federal Funds Effective Rate plus specified spread	USD	(982,524)	4,955
01/09/2014	Morgan Stanley & Co. International plc	Verizon Communications, Inc.	Average of Federal Funds Effective Rate plus specified spread	USD	(577,307)	17,785
01/14/2014	Morgan Stanley & Co. International plc	Grifols SA	Average of Federal Funds Effective Rate plus specified spread	USD	(4,209,458)	(658,425)
02/19/2014	Morgan Stanley & Co. International plc	Deutsche Wohnen AG	Average of EONIA plus specified spread	EUR	(5,688,767)	54,945
02/19/2015	Morgan Stanley & Co. International plc	Anglo American Platinum, Ltd.	Average of SONIA plus specified spread	GBP	(1,476,944)	(52,110)
02/19/2015	Morgan Stanley & Co. International plc	Kumba Iron Ore, Ltd.	Average of SONIA plus specified spread	GBP	(1,850,328)	(120,557)
08/12/2015	Morgan Stanley & Co. International plc	Schneider Electric SA	Average of SONIA plus specified spread	GBP	(1,497,188)	(108,856)
10/13/2015	Morgan Stanley & Co. International plc	Volvo AB – B Shares	Average of STIBOR plus specified spread	SEK	(4,017,849)	(108,343)
12/17/2015	Morgan Stanley & Co. International plc	Unilever NV	Average of SONIA plus specified spread	GBP	(12,916,113)	(330,877)
10/11/2017	UBS AG	Abertis Infraestructuras SA	1 Month LIBID plus a specified spread	EUR	(3,000,933)	(4,691)
10/11/2017	UBS AG	Assicurazioni Generali SpA	1 Month LIBID plus a specified spread	EUR	(1,125,922)	(59,936)
10/11/2017	UBS AG	Chocoladefabriken Lindt & Spruengli AG	1 Month LIBID plus a specified spread	CHF	(3,793,541)	(174,407)
10/11/2017	UBS AG	Enel SpA	1 Month LIBID plus a specified spread	EUR	(1,470,720)	(61,200)
10/11/2017	UBS AG	Exor SpA	1 Month LIBID plus a specified spread	EUR	(4,850,012)	(148,571)
10/11/2017	UBS AG	GDF Suez	1 Month LIBID plus a specified spread	EUR	(370,024)	6,885
10/11/2017	UBS AG	Imerys SA	1 Month LIBID plus a specified spread	EUR	(1,211,349)	(189,295)
10/11/2017	UBS AG	Intesa Sanpaolo SpA	1 Month LIBID plus a specified spread	EUR	(468,091)	(27,389)
10/11/2017	UBS AG	Lafarge SA	1 Month LIBID plus a specified spread	EUR	(1,884,582)	(100,472)
10/11/2017	UBS AG	Pernod Ricard SA	1 Month LIBID plus a specified spread	EUR	(943,958)	75,044
10/11/2017	UBS AG	Reed Elsevier plc	1 Month LIBID plus a specified spread	GBP	(5,129,678)	(23,824)
10/11/2017	UBS AG	SGS SA	1 Month LIBID plus a specified spread	CHF	(1,012,005)	36,537
10/11/2017	UBS AG	Total SA	1 Month LIBID plus a specified spread	EUR	(2,115,851)	(16,192)
10/11/2017	UBS AG	UnipolSai Assicurazioni SpA	1 Month LIBID plus a specified spread	EUR	(856,204)	(4,532)
10/11/2017	UBS AG	Vodafone Group plc	1 Month LIBID plus a specified spread	GBP	(12,219,244)	(325,545)
10/11/2017	UBS AG	Volkswagen AG	1 Month LIBID plus a specified spread	EUR	(6,838,696)	(255,928)
10/11/2017	UBS AG	Volvo AB	1 Month STIBID plus a specified spread	SEK	(1,333,107)	(12,052)
04/05/2018	UBS AG	Rio Tinto, Ltd.	1 Month BBSW plus a specified spread	AUD	(5,267,478)	(212,848)
						(3,741,011)
						$3,089,826

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013

Written Options

	Number of Contracts	Value
Puts – 0.0%
Verizon Communications, Inc., Strike Price $46.00, Expiring 01/18/2014, Morgan Stanley & Co. International plc (c)	(143,120)	$(15,743)
Verizon Communications, Inc., Strike Price $47.00, Expiring 02/22/2014, Morgan Stanley & Co. International plc (c)	(21,600)	(15,984)
Verizon Communications, Inc., Strike Price $49.00, Expiring 01/18/2014, Morgan Stanley & Co. International plc (c)	(50,100)	(47,595)
Total Written Options (Premiums received $96,135)		$(79,322)

ADR	American Depositary Receipt
ASE	American Stock Exchange
AUD	Australian Dollar
BATS	Better Alternative Trading System
BBSW	Bank Bill Swap
CHF	Swiss franc
CVA	Certification Van Aandelen
CZK	Czech Koruna
DAX	Deutscher Aktien Index
EN	Euronext
EONIA	Euro OverNight Index Average
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Freddie Mac
FNMA	Fannie Mae
FRN	Floating Rate Note. Rate disclosed represents the effective rate as of December 31, 2013.
FTSE	Financial Times Stock Exchange
GBP	British pound
GDR	Global Depositary Receipt
GNMA	Ginnie Mae
IO	Interest-Only Security
ISE	Italian Stock Exchange
JSE	Johannesburg Stock Exchange
LIBID	London Interbank Bid Rate

LIBOR	London Interbank Offered Rate
LSE	London Stock Exchange
MSCI	Morgan Stanley Capital International
MTF	Multilateral Trading Facility
NOK	Norwegian Krona
OTC	Over-the-Counter
PRIBOR	Prague Interbank Offered Rate
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipts
SEHK	Stock Exchange of Hong Kong
SEK	Swedish Krona
SONIA	Sterling OverNight Interbank Average Rate
SPADR	Sponsored ADR
SPGDR	Sponsored GDR
STEP	A bond that pays an initial coupon rate for the first period, and a higher coupon rate for the following periods.
STIBID	Stockholm Interbank Bid Rate
STIBOR	Stockholm Interbank Offered Rate
TSX	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar
VRN	Variable Rate Note. Rate disclosed represents the effective rate as of December 31, 2013.
VVPR	Verminderde Voorheffing Précompte Réduit (France dividend coupon)

TIFF Multi-Asset Fund / Schedule of Investments*
December 31, 2013
*	Approximately 27% of the fund's total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, and futures. These securities are marked-to-market daily and reviewed against the value of the fund's “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security is valued in good faith under procedures established by the board of directors. The aggregate amount of securities fair valued amounts to $851,967,079, which represents 14.8% of the fund's net assets.
(c)	Illiquid Security. An illiquid security is a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the fund has valued such security for the purposes of calculating the fund's net asset value.
(d)	Security in default.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Security or a portion thereof is held as collateral by the counterparty for reverse repurchase agreements. See Note 7 to the Notes to Financial Statements.
(g)	Security or a portion thereof is held as initial margin for financial futures.
(h)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2013. These positions are therefore grouped into their own industry classification.
(i)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2013, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund's net assets. All of the below securities are illiquid, with the exception of Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of directors. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Azentus Global Opportunities Fund, LP	Long-Short Asia	04/01/11	$20,012,771	$22,274,199
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	23,797,936	70,169,222
Convexity Capital Offshore, LP	Multi-Strategy	02/16/06 – 04/01/13	72,000,000	94,558,727
Farallon Capital Institutional Partners, LP	Multi-Strategy	04/01/95 – 01/01/13	117,746,138	173,742,529
Joho Partners, LP	Long-Short Asia	01/03/07 – 04/01/13	101,000,000	137,785,630
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	06/01/06 – 04/01/13	106,000,000	162,975,138
Lone Cascade, LP, Class J	Global Equity	01/03/12 – 01/01/13	17,456,184	27,992,116
Lone Picea, LP, Class E	Long-Short Global	01/02/09 – 01/01/13	2,418,349	3,191,825
Lone Picea, LP, Class F	Long-Short Global	01/03/05	1,330,559	1,959,528
Lone Redwood, LP	Long-Short Global	12/29/98	2,642,691	14,145,357
Nomad Investment Partnership LP, Class A	Global Equity	10/02/06	14,000,000	43,157,923
Nomad Investment Partnership LP, Class R	Global Equity	02/01/08	8,000,000	20,123,910
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	782,078	1,006,096
QVT Onshore LP	Multi-Strategy	03/01/12	59,961,981	71,780,724
Total (14.6% of Net Assets)				$844,862,924
(j)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2013
Assets
Investments in securities, at value (cost: $4,856,982,812)	$5,526,555,325
Repurchase agreements (cost: $829,597,446)	829,597,446
Total investments (cost: $5,686,580,258)	6,356,152,771
Deposits with brokers for securities sold short	162,357,362
Deposits with brokers for collateral	37,000,000
Cash denominated in foreign currencies (cost: $68,175,024)	65,962,439
Swap contracts, at value	8,010,990
Unrealized appreciation on forward currency contracts	353,398
Receivables:
Investment securities sold	62,640,255
Interest	4,229,669
Dividends and tax reclaims	5,428,134
Closed swap contracts	271,415
Total Assets	6,702,406,433
Liabilities
Securities sold short, at value (proceeds: $761,755,471)	731,493,325
Reverse repurchase agreements (Note 7)	90,751,923
Options written, at value (premium received $96,135)	79,322
Due to broker for futures variation margin	335,321
Foreign currencies sold short, at value (proceeds $48,583,876)	49,112,499
Swap contracts, at value	4,921,164
Unrealized depreciation on forward currency contracts	598,127
Payables:
Investment securities purchased	33,065,026
Money manager fees	7,248,357
Dividends and interest on securities sold short	6,373,563
Capital stock redeemed	3,836,367
Closed swap contracts	1,543,188
Accrued expenses and other liabilities	1,180,276
Investment advisory and administrative fees	1,107,307
Total Liabilities	931,645,765
Net Assets	$5,770,760,668
Shares Outstanding (100,000,000 authorized shares, par value $0.001)	354,796,664
Net Asset Value Per Share	$16.26
Net Assets Consist of:
Capital stock	$5,231,439,140
Distributions in excess of net investment income	(126,070,825)
Accumulated net realized loss on investments	(30,186,730)
Net unrealized appreciation on investments and foreign currencies	695,579,083
$5,770,760,668

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2013
Investment Income
Dividends (net of foreign withholding taxes of $2,917,940)	$60,306,427
Interest	14,796,736
Total Investment Income	75,103,163
Expenses
Money manager fees	31,153,348
Dividends and interest on securities sold short	22,222,347
Investment advisory fees	11,308,671
Fund administration fees	5,235,900
Administrative fees	1,100,964
Professional fees	522,707
Chief compliance officer fees	164,370
Interest (Note 7)	100,026
Miscellaneous fees and other	482,361
Total Expenses	72,290,694
Less: Money manager fee waiver (Note 4)	(301,024)
Net expenses	71,989,670
Net Investment Income	3,113,493
Net Realized Gain (Loss) from:
Investments (net of foreign withholding taxes on capital gains of $859,371)	511,507,134
Securities sold short	6,274,828
Swap contracts	25,837,517
Financial futures contracts	6,561,014
Forward currency contracts and foreign currency-related transactions	(5,667,553)
Options written	427,477
Net Realized Gain	544,940,417
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	165,745,288
Net Realized and Unrealized Gain on Investments and Foreign Currencies	710,685,705
Net Increase in Net Assets Resulting from Operations	$713,799,198

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase in Net Assets From Operations
Net investment income	$3,113,493	$48,883,239
Net realized gain on investments and foreign currencies	544,940,417	274,945,482
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	165,745,288	265,363,405
Net Increase in Net Assets Resulting from Operations	713,799,198	589,192,126
Distributions
From net investment income	(56,704,714)	(87,118,675)
From net realized gains	(526,374,526)	(140,865,184)
Decrease in Net Assets Resulting from Distributions	(583,079,240)	(227,983,859)
Capital Share Transactions
Proceeds from shares sold	679,683,709	583,428,045
Proceeds from distributions reinvested	402,040,472	135,098,694
Entry/exit fees	5,214,748	4,447,030
Cost of shares redeemed	(370,162,866)	(324,987,349)
Net Increase From Capital Share Transactions	716,776,063	397,986,420
Total Increase in Net Assets	847,496,021	759,194,687
Net Assets
Beginning of year	4,923,264,647	4,164,069,960
End of year	$5,770,760,668	$4,923,264,647
Including distributions in excess of net investment income	$(126,070,825)	$(103,705,442)
Capital Share Transactions (in shares)
Shares sold	40,718,046	37,768,848
Shares reinvested	24,831,665	8,580,478
Shares redeemed	(22,356,339)	(21,060,516)
Net Increase	43,193,372	25,288,810

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2013
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets from operations	$713,799,198
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(3,678,658,365)
Investments sold	3,878,040,747
Purchases to cover securities sold short	(487,247,352)
Securities sold short	891,953,951
(Purchase)/Sale of short term investments, net	(820,448,415)
Amortization/(accretion) of discount and premium, net	1,012,123
Upfront payments (made)/received on credit default swaps, net	(6,381)
(Increase)/decrease in deposit with brokers for securities sold short	(40,523,126)
(Increase)/decrease in deposit with brokers for collateral	2,680,297
(Increase)/decrease in advance purchase of investments	75,000,000
(Increase)/decrease in due from broker for futures variation margin	830,978
(Increase)/decrease in unrealized appreciation on forward currency contracts	(125,521)
(Increase)/decrease in interest receivable	1,607,595
(Increase)/decrease in receivable for dividends and tax reclaims	(2,182,556)
(Increase)/decrease in receivable for closed swap contracts, net	1,386,367
Increase/(decrease) in payable for foreign currencies sold short	13,655,861
Increase/(decrease) in payable for Money Manager fees	2,281,344
Increase/(decrease) in dividends and interest for securities sold short	3,299,138
Increase/(decrease) in accrued expenses and other liabilities	(993,061)
Increase/(decrease) in payable for investment advisory and administrative fees	166,601
Increase in premium received on written option contracts	96,135
Net realized (gain) loss from investments	(518,209,439)
Net change in unrealized (appreciation) depreciation on investments	(175,496,726)
Net cash provided by (used in) operating activities	(137,653,130)
Cash flows provided by (used in) financing activities
Distributions paid to shareholders	(181,038,768)
Proceeds from shares sold	683,098,673
Payment for shares redeemed	(364,668,715)
Increase (decrease) in reverse repurchase agreements	45,870,812
Net cash provided by (used in) financing activities	183,262,002
Net increase in cash	45,608,872
Cash at beginning of year	20,353,567
Cash at end of year	$65,962,439
Non cash financing activities not included herein consist of reinvestment of distributions of:	$402,040,472
Interest Paid:	$(100,042)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2013, TIP consisted of two mutual funds. The financial statements and notes presented here relate only to the TIFF Multi-Asset Fund (“MAF” or the “fund”).

Investment Objective

The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value. The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of directors.

The fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the fund's valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of directors has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF's interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by TIP’s board of directors. Such procedures use fundamental valuation methods, which may include, but are not limited to, the analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

The following is a summary of the inputs used as of December 31, 2013, in valuing the fund's assets and liabilities carried at fair value:

Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,474,746,945	$1,335,151,851	$3,165,515	$2,813,064,311
Corporate Bonds	—	—	—	—
Asset-Backed Securities	—	50,288,615	—	50,288,615
Mortgage-Backed Securities	—	77,127,129	—	77,127,129
US Treasury Bonds/Notes	827,735,281	—	—	827,735,281
Exchange-Traded Funds and Mutual Funds	103,262,794	—	—	103,262,794
Private Investment Funds	—	—	844,862,924	844,862,924
Publicly Traded Limited Partnerships	859,131	—	—	859,131
Preferred Stocks*	—	9,635,103	—	9,635,103
Purchased Options	10,751,584	—	—	10,751,584
Warrants	—	116	—	116
Short-Term Investments	1,618,565,783	—	—	1,618,565,783
Total Investments in Securities	4,035,921,518	1,472,202,814	848,028,439	6,356,152,771
Financial Futures Contracts – Interest Rate Risk	863,194	—	—	863,194
Financial Futures Contracts – Foreign Currency Risk	1,960,781	—	—	1,960,781
Forward Currency Contracts – Foreign Currency Risk	353,398	—	—	353,398
Swap Contracts – Equity Risk	—	8,010,990	—	8,010,990
Total Other Financial Instruments	3,177,373	8,010,990	—	11,188,363
Total Assets	$4,039,098,891	$1,480,213,804	$848,028,439	$6,367,341,134

Liabilities
Common Stocks Sold Short*	$(92,702,059)	$(35,677,567)	$—	$(128,379,626)
US Treasury Bonds/Notes Sold Short	(603,113,699)	—	—	(603,113,699)
Total Securities Sold Short	(695,815,758)	(35,677,567)	—	(731,493,325)
Financial Futures Contracts – Interest Rate Risk	(190,667)	—	—	(190,667)
Financial Futures Contracts – Equity Risk	(5,615,329)	—	—	(5,615,329)
Financial Futures Contracts – Foreign Currency Risk	(61,756)	—	—	(61,756)
Forward Currency Contracts – Foreign Currency Risk	(598,127)	—	—	(598,127)
Swap Contracts – Equity Risk	—	(4,921,164)	—	(4,921,164)
Written Options – Equity Risk	(79,322)	—	—	(79,322)
Total Other Financial Instruments	(6,545,201)	(4,921,164)	—	(11,466,365)
Total Liabilities	$(702,360,959)	$(40,598,731)	$—	$(742,959,690)
*	Securities categorized as Level 2 include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

The fund recognizes transfers into and transfers out of the valuation levels at the beginning of the reporting period. The fund had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013.

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/13 for the period ended 12/31/13
Common Stocks*	$—	$—	$(1,247,614)	$1,749,064	$2,664,065	$—	$—	$—	$3,165,515	$501,450
Private Investment Funds	597,618,308	—	28,466,127	90,222,416	236,440,331	(107,884,258)	—	—	844,862,924	113,517,328
Corporate Bonds*	—	—	—	—	—	—	—	—	—	—
Total	$597,618,308	$—	$27,218,513	$91,971,480	$239,104,396	$(107,884,258)	$—	$—	$848,028,439	$114,018,778
*	There are Common Stocks and Corporate Bonds categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies established by the TIP Valuation Committee, by the authority of the TIP board of directors. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the TIP board of directors on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks and Corporate Bonds.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the TIP board of directors. Such procedures call for an assessment of available facts and information deemed relevant, which may include, but are not limited to, the nature and duration of any restrictions on the resale of the security, transactions affecting the issuer or security, recent market prices and trading volumes, industry analysis and trends, the value of other relevant financial instruments, credit analysis and fundamental analytical data relating to the investment, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security or market trends to adjust the pricing models, if deemed necessary.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. Values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or the exchange-traded funds used in the pricing models as necessary.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of December 31, 2013	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average
Common Stocks and Corporate Bonds	$—	Last market price	Discount(%)	100%	100%
	3,165,515	Corporate action model	Discount(%)	15%	15%
Private Investment Funds	844,862,924	Adjusted net asset value	Manager estimates Market returns*	(0.90%) – 1.54% (0.28%) – 4.11%	0.48% 0.66%
*	Weighted by estimated exposure to chosen indices or exchange-traded funds

The following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks and Corporate Bonds.  The techniques and unobservable inputs in the above chart reflect the techniques and significant unobservable inputs of securities held at period end. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. An increase (decrease) in the discount would result in a lower or higher fair value measurement.

Private Investment Funds.  The range of management estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at period end. A significant increase (decrease) in the estimates received from the management of the private investment funds would result in a significantly higher or lower fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency (if currently eligible)	Redemption Notice Period
Multi-Strategy (a)(b)	$411,257,298	quarterly, annually	45 – 90 days
Long-Short Global (c)	182,271,848	quarterly, rolling 3 years	30 – 90 days
Long-Short Asia (d)	160,059,829	semi-annually, annually	45 – 90 days
Global Equity (e)	91,273,949	quarterly	30 days
Total	$844,862,924
(a)	This strategy entails the construction of portfolios primarily comprising capital allocated to various strategies based on risk and return profiles.
(b)	This strategy includes $1,006,096 of illiquid investments in liquidation. The fund expects to receive distributions on a bi-monthly basis over the next one to three years.
(c)	This strategy entails the construction of portfolios primarily comprising long and short positions in global common stocks.
(d)	This strategy entails the construction of portfolios primarily comprising long and short positions in Asian common stocks.
(e)	This strategy entails the construction of portfolios primarily comprising long positions in global common stocks.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund's tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2010 – December 31, 2013), and has concluded that no provision for federal income tax is required in the fund's financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund's policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

MAF has adopted a managed distribution policy that aims, on a best efforts basis, to distribute approximately 5% of the fund's net assets in the form of dividends and distributions each year. Pursuant to this policy, the fund may make distributions that are ultimately characterized as return of capital.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

3.  Derivatives and Other Financial Instruments

During the year ended December 31, 2013, the fund invested in derivatives, such as but not limited to futures, purchased and written options, and swaps (including total return and credit default swaps) for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TAS or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will depend upon TAS or the money manager's ability to predict and understand relevant market movements.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund's policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund uses futures contracts primarily in three ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices, primarily in developed markets; (2) to gain long-term exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund's fixed income holdings to targeted levels. While trades here may be opportunistic in order to rebalance or otherwise adjust the fund's exposures, generally the fund's holdings of futures at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year. The fund's trading in futures tends to be centered around the quarterly roll periods and within the duration-hedging activities.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed,

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund uses swaps primarily in three ways: (1) to gain long-term exposures, both long and short, to the total returns of broad equity indices such as emerging markets; (2) to gain short- or long-term exposure, both long and short, to the total returns of individual stocks and bonds, often as components of relative value strategies; and (3) to hedge credit risk by purchasing and selling credit default swaps on indices or individual company bonds. The fund's holdings of swaps at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year. While swaps falling into the first category are often held for multiple quarters, if not years, swaps in the second and third categories can at times be held for shorter time periods or adjusted frequently based on the managers' evolving views of the expected risk/reward of the trade, resulting at times in numerous swap transactions in a given day.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty are netted, with the fund receiving or paying, as the case may be, only the net difference in the two payments. If the counterparty is obligated to pay the net amount to the fund, the fund is exposed to credit risk in the event of non-performance by the counterparty. If the fund is obligated to pay the net amount, the fund’s risk of loss is that net amount.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. This risk will be greater if an independent amount applies.

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. Swap contracts may also involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Equity or Total Return Swaps.  An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. Similarly, such payments may be based on the performance of an index. In return the other party would make payments, typically at a spread to a floating rate, calculated based on the notional amount.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

Credit Default Swaps.  As a “buyer” of protection under a credit default swap agreement, the fund is obligated to pay the “seller” of protection a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “seller” of protection under a credit default swap agreement, the fund receives a periodic stream of payments over the term of the agreement and has the contingent obligation to pay the “buyer” of protection in case of the occurrence of a credit event with respect to an underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. Each party is subject to the risk that the other party to the agreement will not meet its obligations, if and when due.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long equity and equity relative value positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a stock by writing a put option. When writing a put option, the risk to the fund is equal to the notional value of the position. The fund's holdings of options at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

For the year ended December 31, 2013, the fund had the following transactions in written options.

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	10,336,619	1,407,332
Options terminated in closing purchase transactions	(5,581,327)	(869,753)
Options expired	(2,746,130)	(303,775)
Options assigned	(1,794,342)	(137,669)
Options outstanding at December 31, 2013	214,820	$96,135

Forward Currency Contracts

The fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements. The fund's holdings of forward currency contracts at the end of the year are indicative of the types, number, and magnitude of positions held throughout the year.

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

The fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

securities or foreign currencies sold under the short sale agreement. The cash is retained by the fund’s broker as collateral for the short position. The fund must also post an additional amount of margin of 50% of the value of the short sale. Additional margin may be required as the value of the borrowed security fluctuates. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Further discussion of short selling US Government securities can be found in Note 7, Repurchase and Reverse Repurchase Agreements.

Interest Only Securities

The fund invests in interest only securities (IOs), which entitle the holder to the interest payments in a pool of mortgages, Treasury bonds, or other bonds. With respect to mortgage-backed IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investment in an IO. The fair market value of these securities is volatile in response to changes in interest rates.

Bank Loans

During the year, the fund invested in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement.

Derivative Disclosure

The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreement constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

At December 31, 2013, the fund's derivative assets and liabilities (by contract type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Warrants	$116	$—
Purchased Options	10,751,584	—
Swap Contracts	8,010,990	(4,921,164)
Forward Contracts	353,398	(598,127)
Futures Contracts	2,823,975	(5,867,752)
Written Options	—	(79,322)
Total derivative assets and liabilities	21,940,063	(11,466,365)
Derivatives not subject to a netting provision or similar arrangement	9,436,065	(5,947,074)
Total assets and liabilities subject to a netting provision or similar arrangement	$12,503,998	$(5,519,292)

The following table presents the fund's derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Forwards
State Street Bank & Trust Co.	$353,398	$(353,398)	$—	$—	(a)
Swaps
Goldman Sachs International	2,168,434	—	—	2,168,434
Bank of America Merrill Lynch	240,514	(240,514)	—	—	(a)
Morgan Stanley & Co. International plc	3,649,870	(2,640,587)	—	1,009,283
UBS AG	1,952,172	(1,742,944)	—	209,228
Options
Bank of America Merrill Lynch	4,139,610	—	—	4,139,610
Total	$12,503,998	$(4,977,443)	$—	$7,526,555

The following table presents the fund's derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forwards
State Street Bank & Trust Co.	$(598,127)	$353,398	$—	$(244,729)
Swaps
Barclays Bank plc	(18,643)	—	—	(18,643)
Bank of America Merrill Lynch	(518,991)	240,514	—	(278,477)
Morgan Stanley & Co. International plc	(2,640,587)	2,640,587	—	— (a)
UBS AG	(1,742,944)	1,742,944	—	— (a)
Total	$(5,519,292)	$4,977,443	$—	$(541,849)
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Please see Note 7, Repurchase and Reverse Repurchase Agreements, for further discussion of netting provisions and similar arrangements.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund's derivative instruments grouped by contract type and primary risk exposure category, as of December 31, 2013. These derivatives are not accounted for as hedging instruments. The period-end notional amounts disclosed in the Schedule of Investments are representative of the fund’s derivative activity throughout the reporting period.

The following table lists the fair values of the fund's derivative holdings as of December 31, 2013, grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Asset Derivatives
Warrants	Investments, at value	$—	$—	$—	$116	$116
Purchased Options	Investments, at value	—	—	—	10,751,584	10,751,584
Swap Contracts	Swap contracts, at value	—	—	—	8,010,990	8,010,990
Forward Contracts	Unrealized appreciation on forward currency contracts	—	353,398	—	—	353,398
Futures Contracts	Variation margin*	863,194	1,960,781	—	—	2,823,975
Total Value – Assets		$863,194	$2,314,179	$—	$18,762,690	$21,940,063
Liability Derivatives
Swap Contracts	Swap contracts, at value	$—	$—	$—	$(4,921,164)	$(4,921,164)
Forward Contracts	Unrealized depreciation on forward currency contracts	—	(598,127)	—	—	(598,127)
Futures Contracts	Variation margin*	(190,667)	(61,756)	—	(5,615,329)	(5,867,752)
Written Options	Options written, at value	—	—	—	(79,322)	(79,322)
Total Value – Liabilities		$(190,667)	$(659,883)	$—	$(10,615,815)	$(11,466,365)
*	Cumulative appreciation (depreciation) of futures contracts is reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2013, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Realized Gain (Loss)
Rights	Net realized gain (loss) from Investments	$—	$—	$—	$(29,260)	$(29,260)
Warrants	Net realized gain (loss) from Investments	—	—	—	(1,657,589)	(1,657,589)
Purchased Options	Net realized gain (loss) from Investments	—	—	—	(5,623,110)	(5,623,110)
Written Options	Net realized gain (loss) from Options Written	—	—	—	427,477	427,477
Swap Contracts	Net realized gain (loss) from Swap contracts	—	—	(61,655)	25,899,172	25,837,517
Forward Contracts	Net realized gain (loss) from Forward currency contracts	—	(1,723,567)	—	—	(1,723,567)
Futures Contracts	Net realized gain (loss) from Financial futures contracts	2,430,801	20,975,015	—	(16,844,802)	6,561,014
Total Realized Gain (Loss)		$2,430,801	$19,251,448	$(61,655)	$2,171,888	$23,792,482

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2013, grouped by contract type and risk exposure category.

Derivative Type	Income Statement Location	Interest Rate Risk	Foreign Currency Risk	Credit Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Rights	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	$—	$—	$—	$2,034	$2,034
Warrants	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	—	1,252,084	1,252,084
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	—	898,674	898,674
Written Options	Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	—	—	—	16,813	16,813
Swap Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	—	4,383	(1,189,859)	(1,185,476)
Forwards Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	—	125,521	—	—	125,521
Futures Contracts	Change in unrealized appreciation (depreciation) on Investments and Foreign Currencies	1,045,472	(3,833,979)	—	(5,245,377)	(8,033,884)
Total Change in Appreciation (Depreciation)		$1,045,472	$(3,708,458)	$4,383	$(4,265,631)	$(6,924,234)

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

4.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (>$3 billion)	0.18%

TIP’s board of directors has approved money manager agreements with each of the money managers. Certain money managers will receive annual management fees equal to a stated percentage of the value of fund assets under management that is adjusted upward or downward, usually proportionately, to reflect actual investment performance over the applicable time period relative to a chosen benchmark rate of return or is otherwise based on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management with a single rate or on a descending scale. Money managers who provided services to the fund and their fees as a percent of assets managed during the year ended December 31, 2013, were as follows:

	Minimum	Maximum	Annualized Effective Fee Rate
AJO, LP (a)	0.10%	0.50%	0.42%
Amundi Smith Breeden LLC – Beta (b)	0.02%	0.03%	0.03%
Amundi Smith Breeden LLC – High Alpha (c)	0.25%	(c)	1.22%
Amundi Smith Breeden LLC – Low Alpha (a)	0.10%	0.85%	0.63%
Brookfield Investment Management Inc. (a)	0.50%	2.50%	2.19%
Glenhill Capital Advisors, LLC	0.55%	(d)	0.65%
Lansdowne Partners Limited Partnership (b)	0.80%	0.80%	0.80%
Marathon Asset Management, LLP – ACWI (a)	0.15%	1.60%	1.35%
Marathon Asset Management, LLP – EAFE (a)	0.15%	1.60%	1.26%
Mission Value Partners, LLC (e)	0.25%	(e)	1.38%
Mondrian Investment Partners Limited (b)	0.30%	0.43%	0.31%
OVS Capital Management LLP (f) (g)	0.50%	(f)	2.67%
Shapiro Capital Management LLC (a)	0.50%	0.95%	0.66%
Southeastern Asset Management, Inc. (b)	0.75%	1.00%	0.87%
Wellington Management Company, LLP-High Yield (b) (h)	0.35%	0.45%	0.44%
Wellington Management Company, LLP-Natural Resources (b) (i)	0.35%	0.45%	0.40%
(a)	Money manager receives a fee that is based on performance. The effective fee may fall outside of the minimum and maximum range because performance fees may be based on either assets or performance from a period other than the period covered by this report.
(b)	Money manager receives a fee that is based on assets under management, irrespective of performance. For these money managers whose fee agreements include breakpoints, the minimum and maximum reflect the last level and the first level of the breakpoints, respectively.
(c)	Amundi Smith Breeden High Alpha Account’s compensation entails an asset-based fee schedule with breakpoints of 0.30% and 0.25%, and a performance fee, pursuant to which Amundi Smith Breeden will receive up to 10% of a performance accrual account which accumulates 20% of the net appreciation or depreciation earned over a specific hurdle generated by the portfolio for each calendar month.
(d)	Glenhill’s compensation entails an asset-based fee schedule with breakpoints between 0.55% and 0.75%, and a performance fee, pursuant to which Glenhill will receive 15% of the amount of appreciation generated by the portfolio over a specified hurdle, subject to a high-water mark.
(e)	Mission Value Partners’ compensation entails an asset-based fee schedule with breakpoints between 0.25% and 1.00%, and a performance fee. Pursuant to the performance fee agreement, Mission Value Partners will receive up to

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013
1% of the amount by which the annualized return generated by the portfolio exceeds that of its hurdle, measured over a rolling thirty-six month period, multiplied by the average daily net asset value of such assets over the same thirty-six month period.
(f)	OVS’s compensation entails an asset-based fee that will be dependent, in part, on total assets OVS invests for MAF and assets that OVS manages for other clients, and will range between 0.50% and 1.50% per year. Additionally, OVS will receive a performance fee that will range between 10% and 15% of the amount of appreciation above a specified hurdle generated by the portfolio provided the dollar amount of prior year losses, if any, has been recovered. As with the asset-based fee, the performance fee will vary within the range depending in part on total assets OVS invests for MAF and assets that OVS manages for other clients.
(g)	For the period from July 1, 2013 through September 30, 2013, OVS voluntarily waived a portion of its asset-based management fee. The waiver reduced OVS’s asset-based fee from 1.50% to 0.91% and resulted in a $(301,024) reduction in fees paid for the period.
(h)	Wellington Management Company ceased managing assets in its High Yield portfolio as of April 10, 2013.
(i)	Wellington Management Company ceased managing assets in its Natural Resources portfolio as of November 5, 2013.

The fund has entered an agreement with State Street Global Markets (SSGM) pursuant to which SSGM acts as a trading advisor with respect to a portion of the fund’s assets. For these services, the fund pays 0.01% on the month-end balance of such fund assets. SSGM does not provide investment advice or exercise discretion over the fund’s assets. Fees for such services paid to SSGM are reflected as money manager fees on the Statement of Operations.

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to the fund under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets.

TIP's board of directors, all of whom are considered “disinterested directors” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of directors, received compensation of $48,892 from MAF for the year ended December 31, 2013, for service as independent chair.

5.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2013, were as follows:

	Purchases	Sales
Non-US Government Securities	$3,469,379,662	$3,618,352,661
US Government Securities	$605,451,274	$746,879,029

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

6.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investment securities, other than proceeds from securities sold short, at December 31, 2013, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$811,742,108	$(382,732,010)	$429,010,098	$5,927,142,673

The difference between the tax cost of investments and the cost of investments for US GAAP purposes is primarily due to the tax treatment of wash sale losses, income/losses from underlying partnerships, distributions from real estate investment trusts, and mark-to-market of investments in passive foreign investment companies.

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2013, the fund made the following reclassifications primarily due to foreign currency gains/(losses), swap gains/(losses), and the tax treatment of investments in real estate investment trusts, passive foreign investment companies, investment partnerships, and regulated investment companies:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$31,225,838	$(31,225,838)	$ —

At December 31, 2013, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund's Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, partnership income, passive foreign investment companies, financial futures transactions, and forward currency contracts.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$39,047,485	$43,686,618	$ — (b)	$456,587,425
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.
(b)	Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

MAF did not carry forward any capital losses incurred prior to the Act, and the fund did not incur additional capital losses subject to the Act.

In addition, the fund can elect to defer qualified late year losses incurred after October 31, 2013 but before December 31, 2013, which are deemed to arise on the first business day of the following year. Accordingly, MAF did not have any late year losses.

The amount and character of tax basis distributions paid during the years ended December 31, 2012 and December 31, 2013, are detailed below. Certain differences exist from the amounts reflected in the fund's Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2013				2012
Ordinary Income	Long-Term Capital Gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$196,852,485	$386,226,755	$—	$583,079,240	$138,414,953	$89,568,906	$—	$227,983,859

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

7.  Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counter party at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities. In some instances, the collateral obtained as part of the repurchase agreement may then be borrowed to settle a short sale trade. Such transactions afford an opportunity for the fund to pay or receive the market return on the security received as collateral in the repurchase agreement. At the end of the repurchase agreement, the fund is obligated to return this borrowed collateral to the counterparty and thus will close out the short position by buying back the collateral in the market.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian's books cash and/or liquid securities in an amount equal to the amount of the fund's obligation (cost) to repurchase the securities, including accrued interest.

If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Open reverse repurchase agreements at December 31, 2013, were as follows:

Description	Face Value
Barclays plc, .07%, dated 12/31/13, to be repurchased on 01/07/14 at $90,753,158	$90,751,923

For the year ended December 31, 2013, the average balance outstanding was $73,611,127 and the average interest rate was 0.14%.

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

The following table presents the fund's repurchase agreements net of amounts available for offset and net of the related collateral received by the fund as of December 31, 2013:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral	Net Amount
Barclays Capital, Inc.	$240,923,310	$(90,751,923)	$(150,171,387)	$—
Deutsche Bank Securities, Inc.	154,244,062	—	(150,275,680)	3,968,382
Fixed Income Clearing Corporation	224,954,895	—	(224,954,895)	—
JPMorgan Securities, Inc.	38,536,750	—	(37,961,014)	575,736
State Street Bank & Trust Co.	113,929	—	(113,929)	—
Wells Fargo Securities, LLC	170,824,500	—	(165,986,538)	4,837,962
Total	$829,597,446	$(90,751,923)	$(729,463,443)	$9,382,080

The following table presents the fund's reverse repurchase agreements net of amounts available for offset and net of the related collateral pledged by the fund as of December 31, 2013:

Counterparty	Liabilities Subject to a Netting Provision or Similar Arrangement	Assets Available for Offset	Collateral Pledged	Net Amount
Barclays Capital, Inc.	$(90,751,923)	$90,751,923	$—	$—
Total	$(90,751,923)	$90,751,923	$—	$—

Please see Note 3, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

8.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed to allocate transaction costs associated with purchases and redemptions of the fund shares to the members actually making such transactions, rather than the fund’s other members. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions) or in the event a member is redeemed from the fund for failure to meet the fund’s eligibility criteria. Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

9.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund's assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diver

TIFF Multi-Asset Fund / Notes to Financial Statements
December 31, 2013

sified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in asset-backed and mortgage-backed securities. These investments may involve credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic conditions.

10.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the series constituting TIFF Investment Program, Inc.) (the “Fund”), as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Multi-Asset Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 26, 2014

TIFF Multi-Asset Fund
December 31, 2013
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2013.

Qualified dividend income of $47,580,857 represents distributions paid from investment company taxable income for the year ended December 31, 2013, which may by subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund
December 31, 2013
Approval of Money Manager Agreements (Unaudited)

During an in-person meeting held on September 10, 2013, the board of directors of TIFF Investment Program, Inc. (“TIP”), all of whom are not “interested persons” of TIP (the “Board” or “directors”), as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), evaluated and approved on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”) (i) a new money manager agreement between TIP and Amundi Smith Breeden LLC (“Amundi Smith Breeden”), an existing money manager; (ii) a money manager agreement between TIP and Glenhill Capital Advisors, LLC (“Glenhill”), a new money manager managing assets on behalf of Multi-Asset Fund; (iii) an amended and restated money manager agreement between TIP and Marathon Asset Management, LLP (“Marathon-London”); (iv) an amended and restated fee schedule, which is Schedule I to the money manager agreement dated January 1, 2012 between TIP and OVS Capital Management LLP (“OVS Capital”); and (v) an amended and restated fee schedule, which is Schedule I to the money manager agreement dated June 18, 2009 between TIP and Southeastern Asset Management, Inc. (“Southeastern”).

Approval of New Money Manager Agreement with Amundi Smith Breeden LLC

Prior to September 10, 2013, Multi-Asset Fund engaged TIFF Advisory Services, Inc. (“TAS” or the “adviser”) and eleven independent money managers, including Amundi Smith Breeden (previously known as Smith Breeden Associates, Inc. (“Smith Breeden”)), to manage the Fund’s investments. At the meeting held on September 10, 2013, the Board evaluated and approved a new money manager agreement for Multi-Asset Fund with Amundi Smith Breeden, which became effective on October 1, 2013. The Board was asked to approve the new money manager agreement because, as a result of a change of control of Smith Breeden on September 30, 2013, Smith Breeden’s money manager agreement with the Fund terminated as a matter of law and it was necessary to enter into a new agreement in order to allow Amundi Smith Breeden to continue providing services to Multi-Asset Fund.

In considering the new money manager agreement with Amundi Smith Breeden, the directors noted that, in connection with the annual review of TIP’s investment advisory arrangements and fees at the June 24-25, 2013 meeting (the “Annual Review”), they had approved the continuance of the existing money manager agreement between TIP, on behalf of Multi-Asset Fund, and Smith Breeden for another one-year term, commencing July 1, 2013. In connection with the Annual Review, the Board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s money manager agreements as in effect from year to year.

With respect to the new money manager agreement with Amundi Smith Breeden, the Board considered the information provided and the factors considered in connection with the review of the existing money manager agreement with Smith Breeden at the Annual Review. The Board also considered information and a number of factors in addition to those it considered in connection with the Annual Review. The Board considered a memorandum and certain additional information from TAS, Smith Breeden, and Amundi USA, Inc. and a memorandum from the Board’s independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the new money manager agreement. Additional information and factors included (1) memoranda from Smith Breeden and Amundi USA, Inc. announcing the expected change of control of Smith Breeden and the resulting assignment of the money manager agreement; (2) responses by Smith Breeden and Amundi USA, Inc. to a questionnaire requesting specific details of the acquisition transaction and resulting organizational structure and any changes expected following the acquisition; (3) a money manager profile, detailing the individual portfolio managers responsible for day-to-day management of the portfolio and the fee schedules applicable to Smith Breeden’s investment mandates; (4) responses by Smith Breeden to a questionnaire prepared by the Board’s independent counsel requesting information necessary for the Board to evaluate the new money manager agreement, which responses had been updated as necessary in anticipation of the acquisition transaction, since it had last been submitted to the Board in connection with the Annual Review; and (5) other information deemed relevant. It was noted that the change of control was not expected to result in any changes in the nature, quality, or extent of services to be provided by Amundi Smith Breeden after the acquisition; was not expected to result in any changes to the personnel providing such services or the investment strategies or processes used; and was not expected to impact Smith Breeden’s ability to meet its obligations under the money manager agreement with Multi-Asset Fund. The Board noted that the new money manager

TIFF Multi-Asset Fund
December 31, 2013

agreement, including the fee schedules, was identical to the existing money manager agreement with Smith Breeden in all material respects and that TAS recommended that the Board approve the new money manager agreement with Amundi Smith Breeden.

The Board also noted the information received at regular meetings throughout the year related to the services rendered by Smith Breeden. The Board’s evaluation of the services provided by Smith Breeden took into account the Board’s knowledge and familiarity gained as Board members regarding the scope and quality of Smith Breeden’s investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Smith Breeden. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability of Smith Breeden or expected profitability of Amundi Smith Breeden resulting from its relationship with Multi-Asset Fund because Smith Breeden/Amundi Smith Breeden is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees paid to Smith Breeden and to be paid to Amundi Smith Breeden were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation of the new money manager agreement on the material factors presented to it at the Annual Review and at this meeting as discussed above, including (1) the terms of the existing money manager agreement with Smith Breeden and the new money manager agreement with Amundi Smith Breeden; (2) the reasonableness of Amundi Smith Breeden’s fee schedules in light of the nature and quality of the services expected to be provided and any additional benefits expected to be received by Amundi Smith Breeden in connection with providing services to the Fund; (3) the nature, quality, and extent of the services performed by Smith Breeden and expected to be performed by Amundi Smith Breeden; (4) the overall organization, skills, and experience of Smith Breeden in managing the existing investment mandates for Multi-Asset Fund; and (5) the contribution of Smith Breeden towards the overall performance of Multi-Asset Fund. The Board noted that Smith Breeden’s fee schedules under the existing agreement and the new money manager agreement include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale as asset levels grow, and that the fee schedules for two of the mandates under the existing agreement and the new money manager agreement provide for a performance-adjusted compensation arrangement in keeping with Multi-Asset Fund’s performance goals.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the new money manager agreement with Amundi Smith Breeden for Multi-Asset Fund. In arriving at its decision to approve the new money manager agreement with Amundi Smith Breeden, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward past and future long-term considerations. Prior to a vote being taken to approve the new money manager agreement, the Board met separately in executive session to discuss the appropriateness of the new money manager agreement and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The directors concluded that the new money manager agreement with Amundi Smith Breeden was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the new money manager agreement were fair and reasonable. In the Board’s view, approving the new money manager agreement with Amundi Smith Breeden was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of New Money Manager Agreement with Glenhill Capital Advisors, LLC

During the in-person meeting held on September 10, 2013, the Board evaluated and approved a money manager agreement with Glenhill, a new money manager managing assets on behalf of Multi-Asset Fund, effective October 1, 2013.

In considering the money manager agreement with Glenhill for Multi-Asset Fund, the Board requested and considered a wide range of information from TAS and Glenhill in advance of the meeting. The Board considered information regarding Glenhill’s personnel and services, investment strategies and philosophies, portfolio management and construction, potential portfolio characteristics, and fees and expenses. The Board also considered the performance of other accounts that had been managed by Glenhill’s investment professionals. Information about Glenhill’s brokerage practices was provided, including allocation methodologies,

TIFF Multi-Asset Fund
December 31, 2013

best execution policies, and soft dollar program. In addition, the Board considered information with respect to compliance and administration of Glenhill, including its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, the use of an out-sourced compliance consulting firm, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Glenhill. The Board considered a memorandum from its independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the money manager agreement; Glenhill’s responses to a questionnaire prepared by the directors’ independent counsel requesting information necessary for the directors’ evaluation of the money manager agreement; and responses to additional questions posed by the Board regarding expected investment opportunities and strategies, investment process, performance benchmarks, Glenhill’s investment professionals, “key man” risk, certain operational and compliance matters, and the proposed fee schedule.

The Board considered a number of additional factors in evaluating the money manager agreement with Glenhill on behalf of Multi-Asset Fund. The Board considered information describing the addition of Glenhill as a manager of Multi-Asset Fund; the advisory services Glenhill was expected to provide to the Fund; the potential benefits of including Glenhill as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Glenhill as a money manager of Multi-Asset Fund were identified as: (1) investment philosophy and disciplined security selection processes; (2) active management style; (3) potential future benefits to Multi-Asset Fund as a result of the TAS staff deepening its understanding of the unique investment strategies employed by Glenhill; (4) alignment of interests through the compensation structure agreed to with Glenhill; and (5) expected performance based on performance records achieved by other accounts managed by Glenhill’s investment professionals and their reputations in the industry. The Board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Glenhill. The Board did not specifically consider the profitability of Glenhill expected to result from its relationship with the Fund because Glenhill is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Glenhill were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Glenhill in connection with providing services to the Fund; (3) the nature, quality, and extent of the services expected to be performed by Glenhill; (4) the nature and expected effects of adding Glenhill as a money manager of Multi-Asset Fund; and (5) the experience of Glenhill’s investment personnel. The Board noted that Glenhill was newly registered as an investment adviser and had no prior experience managing an account for a registered mutual fund, but that Glenhill had recently implemented certain new processes and procedures in order to enable it to provide such services to the Fund. The Board also noted that the proposed fee schedule for Glenhill provided for a performance-adjusted compensation arrangement in keeping with Multi-Asset Fund’s performance goals. The Board noted that, although the performance-adjusted portion of Glenhill’s compensation did not have a cap, the current fee rate was reasonable and consistent with the fee schedule Glenhill offered to certain other clients. The Board also noted that the asset-based portion of Glenhill’s fee schedule included breakpoints that would enable the Fund to benefit from economies of scale at expected funding levels and further benefit the Fund if asset levels increased.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the money manager agreement with Glenhill for Multi-Asset Fund. In arriving at its decision to approve the money manager agreement with Glenhill, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward future long-term considerations. The Board discussed the appropriateness of the agreement and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The directors concluded that the money manager agreement with Glenhill was reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the Board’s view, approving the money manager agreement with Glenhill was desirable and in the best interests of Multi-Asset Fund and its members.

TIFF Multi-Asset Fund
December 31, 2013

Approval of Amended and Restated Money Manager Agreement with Marathon Asset Management, LLP

At the meeting held on September 10, 2013, TAS, the adviser to Multi-Asset Fund, recommended re-allocating Multi-Asset Fund’s existing account with Marathon-London across the two investment mandates, the existing MSCI All Country World Index mandate (the “ACW mandate”) and a new MSCI EAFE Index mandate (the “EAFE mandate”). These changes were implemented through an amendment to the existing money manager agreement and the fee schedule (the “amended agreement”), effective October 1, 2013.

In considering the amended agreement, the directors noted that, in connection with the Annual Review of TIP’s investment advisory arrangements and fees at the June 24-25, 2013 meeting, they had approved the continuance of the money manager agreement then in place between TIP, on behalf of Multi-Asset Fund, and Marathon-London (the “previous agreement”) for another one-year term, commencing July 1, 2013. In connection with the Annual Review, the Board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s money manager agreements as in effect from year to year.

In approving the amended agreement, the Board considered the information provided and the factors considered in connection with the review of the previous agreement at the Annual Review, as well as such other information as the Board considered appropriate. The Board also considered a memorandum and related materials from TAS and a memorandum from the Board’s independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the amended agreement. The Board noted that TAS recommended the re-allocation of Multi-Asset Fund’s account with Marathon-London across two mandates, the existing ACW mandate and the new EAFE mandate, as a result of recent planned turnover within Marathon-London’s portfolio management team.

The Board considered a number of additional factors in evaluating the amended agreement with Marathon-London. The Board considered information deemed relevant, including the memorandum from TAS explaining the proposed re-allocation of assets between the ACW mandate and the EAFE mandate and the reasons therefor, and Marathon-London’s relevant EAFE Index benchmarked portfolios composite performance compared with the performance of the EAFE Index. The Board noted that the fee schedule for the EAFE mandate was identical with the fee schedule for the ACW mandate except that the performance benchmark would be the EAFE Index rather than the ACW Index. The directors were provided with pro-forma expense information comparing the fees paid to Marathon-London in 2012 for the existing ACW mandate with the fees that would have been paid had the new EAFE mandate also been in place throughout 2012. The directors also considered the other proposed revisions to the amended agreement, which were made in order to conform the amended agreement to Multi-Asset Fund’s current standard form of money manager agreement. The Board also noted the information received at regular meetings throughout the year related to the services rendered by Marathon-London concerning the management of Multi-Asset Fund’s portfolio. The Board’s evaluation of the services provided by Marathon-London took into account the Board’s knowledge and familiarity gained as Board members regarding the scope and quality of Marathon-London’s investment management capabilities. As part of this process, Marathon-London confirmed that the changes to the Marathon-London account made effective through the amended agreement would not result in any changes to the nature, quality, or extent of investment advisory services provided by Marathon-London to Multi-Asset Fund. Further, Marathon-London’s portfolio management process with respect to the ACW mandate is not expected to be impacted by the addition of the EAFE mandate. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Marathon-London. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability or expected profitability of Marathon-London resulting from its relationship with Multi-Asset Fund because Marathon-London is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Marathon-London were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the Annual Review and at this meeting as discussed above, including: (1) the terms of the previous agreement and the amended agreement; (2) the reasonableness of Marathon-London’s fees in light of the nature and quality of the services provided and any additional benefits received by Marathon-London in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Marathon-London; (4) the overall organization, skills, and experience of Marathon-London in managing the existing ACW mandate for Multi-

TIFF Multi-Asset Fund
December 31, 2013

Asset Fund; and (5) the contribution of Marathon-London towards the overall performance of Multi-Asset Fund. The Board also considered Marathon-London’s skills and experience in managing the ACW mandate and portfolios similar in nature to the proposed new EAFE mandate.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the amended agreement with Marathon-London. In arriving at its decision to approve the amended agreement, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward past and future long-term considerations. Prior to a vote being taken to approve the amended agreement, the Board met separately in executive session to discuss the appropriateness of the amended agreement and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The directors concluded that the amended agreement with Marathon-London was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended agreement were fair and reasonable. In the Board’s view, approving the amended agreement with Marathon-London was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of the Amended Fee Schedule to the Existing Money Manager Agreement with OVS Capital Management LLP

At the meeting held on September 10, 2013, TAS recommended changes to the fee schedule with OVS Capital which included, among other things, (i) adding breakpoints, (ii) adding a hurdle of the 1-month US Treasury bill for purposes of calculating performance-based fees, and (iii) potentially reflecting an adjustment in the fee rate paid by Multi-Asset Fund as the non-TIFF assets managed by OVS Capital changed. The proposed change to the fee schedule required that the Board consider and approve an amendment to the existing money manager agreement between Multi-Asset Fund and OVS Capital (the “amended fee schedule”), which became effective on October 1, 2013.

In considering the amended fee schedule, the directors noted that in connection with the Annual Review of TIP’s investment advisory arrangements and fees at the June 24-25, 2013 meeting, they had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and OVS Capital for another one-year term, commencing July 1, 2013. In connection with the Annual Review, the Board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's money manager agreements as in effect from year to year.

With respect to the amended fee schedule, the Board considered the information provided and the factors considered in connection with the review of the money manager agreement at the Annual Review, as well as such other information as the Board considered appropriate. The Board also considered a memorandum and certain additional information provided by TAS and a memorandum from the Board’s independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the amended fee schedule. The Board noted that TAS recommended the fee schedule change to secure additional future capacity for Multi-Asset Fund with OVS Capital at favorable economic terms.

The Board considered a number of additional factors in evaluating the amended fee schedule with OVS Capital. The Board considered information deemed relevant, including the memorandum from TAS explaining the reasons for and the potential consequences of the proposed change in OVS Capital’s fee schedule. The Board noted OVS Capital’s investment performance since the inception of its relationship with Multi-Asset Fund, which was disappointing on an absolute basis but in-line with the performance of other managers using a similar investment strategy. TAS articulated continued confidence in OVS Capital’s strategy and the investment opportunity in Europe, as well as the role that OVS Capital played in Multi-Asset Fund’s portfolio, noting that TAS had allocated additional capital to OVS Capital in July 2013. The revised fee schedule allowed Multi-Asset Fund to lock in future capacity with OVS Capital at favorable economic terms and offered OVS Capital a stable capital base and revenue stream following a period of net redemptions, allowing OVS Capital to make certain personnel changes. In addition, the revised fee schedule included a new performance hurdle and the opportunity for fee rates to decline as the size of Multi-Asset Fund’s account rises. The directors were provided with pro-forma expense information comparing the fee rate Multi-Asset Fund paid to OVS Capital

TIFF Multi-Asset Fund
December 31, 2013

prior to the change in the fee schedule to the fee rate Multi-Asset Fund would be paying to OVS Capital under the amended fee schedule. The Board also noted the information received at regular meetings throughout the year related to the services rendered by OVS Capital concerning the management of Multi-Asset Fund’s portfolio. The Board’s evaluation of the services provided by OVS Capital took into account the Board’s knowledge and familiarity gained as Board members regarding the scope and quality of OVS Capital’s investment management capabilities. In advance of the meeting, OVS Capital confirmed that the changes to the fees made effective through the amended fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services provided by OVS Capital to Multi-Asset Fund. Further, OVS Capital’s investment strategy was not expected to be affected by this change in the fee schedule. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by OVS Capital. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability or expected profitability of OVS Capital resulting from its relationship with Multi-Asset Fund because OVS Capital is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to OVS Capital were negotiated on an arm’s-length basis in a competitive marketplace.

The Board based its evaluation on the material factors presented to it at the Annual Review and at this meeting as discussed above, including: (1) the terms of the money manager agreement and the amended fee schedule; (2) the reasonableness of OVS Capital’s fees in light of the nature and quality of the services provided and any additional benefits received by OVS Capital in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by OVS Capital; (4) the overall organization, skills, and experience of OVS Capital in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of OVS Capital towards the overall performance of Multi-Asset Fund. The Board considered that both the existing and the proposed fee schedules for OVS Capital provided for a performance-adjusted compensation arrangement in keeping with Multi-Asset Fund’s performance goals. The Board noted that the proposed fee schedule included breakpoints that could enable the Fund to benefit from economies of scale.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the amended fee schedule with OVS Capital. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward past and future long-term considerations. Prior to a vote being taken to approve the amended fee schedule, the Board met separately in executive session to discuss the appropriateness of the amended fee schedule and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. Based upon its review, the Board concluded that the amended fee schedule with OVS Capital was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended fee schedule were fair and reasonable. In the Board’s view, approving the amended fee schedule with OVS Capital was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of the Amended Fee Schedule to the Existing Money Manager Agreement with Southeastern Asset Management, Inc.

At the meeting held on September 10, 2013, TAS recommended a change to the fee schedule with Southeastern, which included a new tiered fee structure that provided for a blended fee rate with one breakpoint for the first $100 million in assets under management and a reduced fee on all assets when the value of Multi-Asset Fund’s account exceeds $100 million. The proposed change to the fee schedule required that the Board consider and approve an amendment to the existing money manager agreement between Multi-Asset Fund and Southeastern (the “amended and restated fee schedule”), effective with retro-active effect to July 1, 2013.

In considering the amended and restated fee schedule, the directors noted that, in connection with the Annual Review of TIP’s investment advisory arrangements and fees at the June 24-25, 2013 meeting, they had approved the continuance of the existing money manager agreement between TIP, on behalf of Multi-Asset Fund, and Southeastern for another one-year term, commencing July 1, 2013. In connection with the Annual

TIFF Multi-Asset Fund
December 31, 2013

Review, the Board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s money manager agreements as in effect from year to year.

With respect to the amended and restated fee schedule with Southeastern, the Board considered the information provided and the factors considered in connection with the review of the existing money manager agreement at the Annual Review. The Board also considered information and a number of factors in addition to those it considered in connection with the Annual Review. The Board considered a memorandum and certain additional information provided by TAS and a memorandum from the Board’s independent counsel setting forth the Board’s fiduciary duties and responsibilities under the 1940 Act and the factors the Board should consider in its evaluation of the amended and restated fee schedule. Additional information and factors included the memorandum from TAS explaining the proposed change in Southeastern’s fee schedule and the reduced fee rate expected to apply to Multi-Asset Fund’s account. In addition, the directors were provided with pro forma expense information that showed an estimate of what the Fund’s expenses would have been in 2012 had Southeastern’s amended and restated fee schedule been in effect during all of 2012. It was noted that Southeastern had confirmed that the revised fee schedule will not result in any changes to nature, quality, or extent of investment advisory services to be provided to Multi-Asset Fund and that TAS recommended that the Board approve the amended and restated fee schedule.

The Board also noted the information received at regular meetings throughout the year related to the services rendered by Southeastern. The Board's evaluation of the services provided by Southeastern took into account the Board's knowledge and familiarity gained as Board members regarding the scope and quality of Southeastern’s investment management capabilities. The Board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Southeastern. Consistent with the approach taken by the Board at the Annual Review, the Board did not specifically consider the profitability or expected profitability of Southeastern resulting from its relationship with Multi-Asset Fund because Southeastern is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Southeastern were negotiated on an arm’s length basis in a competitive market place.

The Board based its evaluation of the amended and restated fee schedule on the material factors presented to it at the Annual Review and at this meeting as discussed above, including: (1) the terms of the existing money manager agreement and the amended and restated fee schedule; (2) the reasonableness of the proposed fees in light of the nature and quality of the services provided and any additional benefits received by Southeastern in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Southeastern; (4) the overall organization, skills, and experience of Southeastern in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of Southeastern towards the overall performance of Multi-Asset Fund. The Board noted that the amended and restated fee schedule with Southeastern includes breakpoints that enable Multi-Asset Fund to benefit from economies of scale at current assets levels.

After carefully considering the information summarized above and all factors deemed to be relevant, the Board unanimously voted to approve the amended and restated fee schedule to the existing money manager agreement with Southeastern. In arriving at its decision, the Board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward past and future long-term considerations. Prior to a vote being taken to approve the amended and restated fee schedule, the Board met separately in executive session to discuss the appropriateness of the amended and restated fee schedule and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The Board concluded that the amended and restated fee schedule to the existing money manager agreement with Southeastern was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended and restated fee schedule and agreement were fair and reasonable. In the Board’s view, approving the amended and restated fee schedule with Southeastern was desirable and in the best interests of Multi-Asset Fund and its members.

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TIFF Short-Term Fund
December 31, 2013
Portfolio Management Review (unaudited)

Performance Review

The short-term Treasury market continued to produce extremely low yields during 2013 as the Federal Reserve Board pursued its longstanding low interest rate policy in an effort to spur economic growth. As would be expected in such an environment, TIFF Short-Term Fund (STF) produced a negative return, -0.10%, for the year ended December 31, 2013. As has been noted before in this space, STF’s administrative and rebalancing costs also contribute (negatively) to reported performance. The rebalancing portion of these costs results from TAS’s effort to keep duration, or interest rate sensitivity, in line with that of the fund’s performance benchmark, the BofA Merrill Lynch US 6-Month Treasury Bill Index. In 2013, market yields were simply not high enough to outweigh the fund’s ongoing costs. The benchmark index, which has no rebalancing or administrative costs, returned 0.18% for the year. How was STF able to keep performance from declining more than 0.10% for the year in the face of ongoing costs and weak yields? Primarily through the method used by TAS’s staff to continually rebalance the fund. This “value add” is mainly attributed to the staff’s discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

Strategy Overview

As it seeks to track closely, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index, the fund invests almost exclusively in US Treasury bills. Small fractions of STF’s capital not susceptible to investment in T-bills for administrative reasons get invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations.

With short-term (6-month) US Treasury debt currently yielding under 0.1% and with the market projecting yields to stay at these depressed levels at least for the near term, STF is unlikely to produce significantly positive returns soon — regardless of how skillfully staff stewards the fund’s capital.

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Short-Term Fund
December 31, 2013

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting www.tiff.org.

Prior to July 2004, the fund employed a different investment approach and manager than those currently employed. Investments in debt securities typically decrease in value when interest rates rise although the risk is less for short-term debt securities than long-term debt securities.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/13

	Calendar Year 2013	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	-0.10%	-0.03%	0.03%	1.65%	3.17%	84.18%
BofA ML US 6-Month T-Bill*	0.18%	0.21%	0.31%	1.97%	3.32%	89.56%

Total return assumes dividend reinvestment. STF's annualized expense ratio for calendar year 2012 is 0.20% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). Expense ratios reflect fund expenses for the year ended December 31, 2012, and are expected to vary over time. Data are expressed as a percentage of average net assets. The expense ratio may differ for 2013.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.

Note: Performance data for periods prior to 2005 reflects an expense waiver. Without the expense waiver, total returns would have been lower for those periods.

Performance of a $50,000 Investment (Unaudited)	Ten year period ended 12/31/13

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund
December 31, 2013
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Paid During the Period* 7/1/13 – 12/31/13
1) Actual	$1,000.00	$999.00	$0.91
2) Hypothetical	$1,000.00	$1,024.30	$0.92
*	Expenses are equal to the fund’s annualized expense ratio of 0.18% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Summary Schedule of Investments (Unaudited)

Short-Term Investments	111.0%
Total Investments	111.0%
Liabilities in Excess of Other Assets	(11.0)%
Net Assets	100.0%

TIFF Short-Term Fund
December 31, 2013
Financial Highlights

	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009
For a share outstanding throughout each period
Net asset value, beginning of year	$9.90	$9.90		$9.90		$9.90	$9.89
Income (loss) from investment operations
Net investment income (loss)	(0.01)	(0.01)		(0.01)		0.00 (a)	0.01
Net realized and unrealized gain on investments	0.00 (a)	0.01		0.01		0.00 (a)	0.01
Total from investment operations	(0.01)	(0.00)		(0.00)		0.00	0.02
Less distributions from
Net investment income	—	—		—		(0.00) (a)	(0.01)
Net asset value, end of year	$9.89	$9.90		$9.90		$9.90	$9.90
Total return (b)	(0.10)%	0.00	%(c)	0.00	%(d)	0.03%	0.24%
Ratios/supplemental data
Net assets, end of year (000s)	$148,294	$136,549		$159,290		$208,986	$239,425
Ratio of expenses to average net assets	0.20%	0.20%		0.18%		0.16%	0.17%
Ratio of net investment income (loss) to average net assets	(0.11)%	(0.09)%		(0.06)%		0.01%	0.14%
Portfolio turnover (e)	—%	—%		—%		—%	—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	The actual return is (0.001)%, which rounds to (0.00)%.
(d)	Rounds to less than 0.01%.
(e)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund's portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

 TIFF Short-Term Fund / Schedule of Investments*
December 31, 2013

	Principal Amount	Value
Investments — 111.0% of net assets
Short-Term Investments — 111.0%
Repurchase Agreement Used for Cash Management Purposes — 13.2%
Fixed Income Clearing Corporation 0.000%, issued on 12/31/2013, due on 01/02/14 (proceeds at maturity $19,603,694) (collateralized by a US Treasury Bond, due 08/31/2020 with a total principal value of $17,830,000 and a total market value of $17,740,850, and by a US Treasury Note, due 03/31/2018 with a total principal value of $2,120,000 and a total market value of $2,263,100) (Cost $19,603,694)	$19,603,694	$19,603,694
US Treasury Bills — 97.8%
US Treasury Bill, due on 03/20/14 (a)	3,000,000	2,999,616
US Treasury Bill, due on 04/10/14 (a)	10,000,000	9,998,710

	Principal Amount	Value
US Treasury Bill, due on 04/24/14 (a)	$16,000,000	$15,997,008
US Treasury Bill, due on 05/08/14 (a)	15,000,000	14,996,985
US Treasury Bill, due on 05/29/14 (a)	10,000,000	9,997,650
US Treasury Bill, due on 06/05/14 (a)	3,000,000	2,999,262
US Treasury Bill, due on 06/12/14 (a)	17,000,000	16,996,005
US Treasury Bill, due on 06/19/14 (a)	20,000,000	19,992,540
US Treasury Bill, due on 06/26/14 (a)	35,000,000	34,985,965
US Treasury Bill, due on 07/03/14 (a)	16,000,000	15,992,112
Total US Treasury Bills (Cost $144,943,357)		144,955,853
Total Short-Term Investments (Cost $164,547,051)		164,559,547
Total Investments — 111.0% (Cost $164,547,051)		164,559,547
Liabilities in Excess of Other Assets — (11.0)%		(16,265,836)
Net Assets — 100.0%		$148,293,711
(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2013
Assets
Investments in securities, at value (cost: $144,943,357)	$144,955,853
Repurchase agreements (cost: $19,603,694)	19,603,694
Total investments (cost: $164,547,051)	164,559,547
Total Assets	164,559,547
Liabilities
Payables:
Investment securities purchased	15,993,039
Capital stock redeemed	193,103
Accrued expenses and other liabilities	74,673
Investment advisory and administrative fees	5,021
Total Liabilities	16,265,836
Net Assets	$148,293,711
Shares Outstanding (500,000,000 authorized shares, par value $0.001)	14,989,486
Net Asset Value Per Share	$9.89
Net Assets Consist of:
Capital stock	$148,469,252
Accumulated net investment loss	—
Accumulated net realized loss on investments	(188,037)
Net unrealized appreciation on investments	12,496
$148,293,711

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2013
Investment Income
Interest	$118,780
Total Investment Income	118,780
Expenses
Fund administration fees	106,523
Professional fees	60,785
Investment advisory fees	40,581
Administrative fees	13,527
Chief compliance officer fees	4,295
Miscellaneous fees and other	42,620
Total Expenses	268,331
Net Investment Loss	(149,551)
Net Realized Gain (Loss) from:
Investments	18,876
Net Realized Gain	18,876
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,645
Net Realized and Unrealized Gain on Investments	21,521
Net Decrease in Net Assets Resulting from Operations	$(128,030)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets From Operations
Net investment loss	$(149,551)	$(111,292)
Net realized gain on investments	18,876	18,013
Net change in unrealized appreciation (depreciation) on investments	2,645	9,028
Net Decrease in Net Assets Resulting from Operations	(128,030)	(84,251)
Distributions
From net investment income	—	—
Decrease in Net Assets Resulting from Distributions	—	—
Capital Share Transactions
Proceeds from shares sold	254,477,564	100,708,742
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(242,605,117)	(123,365,582)
Net Increase (Decrease) From Capital Share Transactions	11,872,447	(22,656,840)
Total Increase (Decrease) in Net Assets	11,744,417	(22,741,091)
Net Assets
Beginning of year	136,549,294	159,290,385
End of year	$148,293,711	$136,549,294
Including accumulated net investment income (loss)	$—	$—
Capital Share Transactions (in shares)
Shares sold	25,713,417	10,173,105
Shares reinvested	—	—
Shares redeemed	(24,514,174)	(12,465,407)
Net Increase (Decrease)	1,199,243	(2,292,302)

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Cash Flows

Year Ended December 31, 2013
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(128,030)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Purchase)/Sale of short term investments, net	(11,924,166)
Increase/(decrease) in accrued expenses and other liabilities	7,375
Increase/(decrease) in investment advisory fees payable	792
Net realized (gain) loss from investments	(18,876)
Net change in unrealized (appreciation) depreciation on investments	(2,645)
Net cash provided by (used in) operating activities	(12,065,550)
Cash flows provided by (used in) financing activities
Proceeds from shares sold	254,477,564
Payment for shares redeemed	(242,412,014)
Net cash provided by (used in) financing activities	12,065,550
Net increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2013

1.  Organization

TIFF Investment Program, Inc. (“TIP”) was organized as a Maryland corporation on December 23, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2013, TIP consisted of two mutual funds. The financial statements and notes presented here relate only to TIFF Short-Term Fund (“STF” or the “fund”).

Investment Objective

STF's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value.

Fair value is defined as the price that the fund would receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

During the year ending December 31, 2013, all of the fund’s investments were valued using Level 1 inputs, and as a result, there were no transfers between any of the fair value hierarchy levels.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2013

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund's tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2010 – December 31, 2013), and has concluded that no provision for federal income tax is required in the fund's financial statements.

Expenses

Expenses directly attributable to STF are charged to that fund's operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund's assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of directors has approved an investment advisory agreement with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund's average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration fees on the Statement of Operations.

TAS provides certain administrative services to TIP under a Services Agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund's average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations.

TIP has designated an employee of TAS as its Chief Compliance Officer (“CCO”). For these services provided to TIP, which include the monitoring of TIP's compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP's net assets.

TIP’s board of directors, all of whom are considered “disinterested directors” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board of directors, received compensation of $1,108 from STF for the year ended December 31, 2013, for service as independent chair.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2013

4.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) of investments securities, at December 31, 2013, are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Cost
$13,579	$(1,083)	$12,496	$164,547,051

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2013, the fund made the following reclassifications primarily due to the tax treatment of net operating loss:

Undistributed/ (Distribution in Excess of) Net Investment Income	Accumulated Realized Gain/(Losses)	Paid in Capital
$149,551	$ —	$(149,551)

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund's Statement of Assets and Liabilities by temporary book/tax differences. During the year ended December 31, 2013, there were no such differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation)
$ —	$ —	$(188,037)(a)	$12,496
(a)	Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than considered short-term under previous law.

Prior to the Act, STF incurred capital loss carry forwards of $188,037 which will retain their character as short-term losses until they expire on December 31, 2014. In 2013, the fund utilized $18,876 of capital loss carryforwards. The fund did not incur additional capital losses subject to the Act.

Certain differences can occur from the amounts reflected in the fund's Statements of Changes in Net Assets primarily due to the character of net short-term capital gains treated as ordinary income for tax purposes. During the years ended December 31, 2013 and December 31, 2012, there were no such differences.

5.  Repurchase Agreements

The fund will engage in repurchase transactions with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

TIFF Short-Term Fund / Notes to Financial Statements
December 31, 2013

6.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

7.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
TIFF Investment Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the series constituting TIFF Investment Program, Inc.) (the “Fund”), as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIFF Short-Term Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 26, 2014

TIFF Short-Term Fund
December 31, 2013
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available on TIFF’s website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the TIP fund voted proxies relating to portfolio securities during the most recent 12-month year ended December 31 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. TIP’s Form N-Q is available without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov. TIP’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition TIP’s portfolio holdings are available on a monthly basis on the TIFF website at http://www.tiff.org.

Directors and Principal Officers (Unaudited)

The board of directors of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among responsibilities of the board of directors are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new directors; and electing TIP officers.

Each director serves the fund until his or her termination, or until the director’s retirement, resignation, or death, or otherwise as specified in TIP’s Bylaws. The table on these two pages shows information for each director and executive officer of the fund. The mailing address of the directors and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.

The Statement of Additional Information has additional information regarding the board of directors. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission at http://www.sec.gov.

Independent Directors

William McCalpin
Born 1957 Director since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Chief Executive Officer, Imprint Capital Advisors LLC (2013 – Present) Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – Present).
Chair of the Board of Trustees of The Janus Funds (2008 – present).
Other Directorships: The Janus Funds, FB Heron Foundation.
N.P. “Narv” Narvekar
Born 1962 Director since January 2010 2 funds overseen	Principal Occupation(s) During the Past Five Years:
President and CEO, The Columbia Investment Management Company,
which manages Columbia University's endowment.
Other Directorships: The Chapin School.
Craig R. Carnaroli
Born 1963 Director since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania
Other Directorships: Philadelphia Industrial Development Corporation, Greater Philadelphia Tourism and Marketing Corporation, The Connelly Foundation.
Amy B. Coleman
Born 1967 Director since September 2013 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Vice President and Chief Financial Officer, The Kresge Foundation
Other Directorships: Foundation Financial Officers Group, Council of
Michigan Foundations, Mt. Clemons Montessori Academy, Member of the Detroit River front Conservancy Audit Committee.

Directors and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO,
TIFF Investment Program, Inc.
Directorships: TIFF Advisory Services, Inc., Mercy Investment Services, Inc., The Nelson Foundation.
Laurence H. Lebowitz
Born 1960 Vice President and CIO since September 2010	Principal Occupation(s) During the Past Five Years:
President/Chief Investment Officer, TIFF Advisory Services, Inc. (2010 – present). Chairman/Managing Director, HBK Capital Management (1992 – 2009).
Directorships: TIFF Advisory Services, Inc.
Dawn I. Lezon
Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro
Born 1957 Vice President and Chief Legal Officer since March 2006, Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc. Secretary, TIFF Advisory Services, Inc. (2011 – present).
Christian A. Szautner
Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years:
Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008 – present).
Partner, Ballard Spahr Andrews & Ingersoll, LLP (2005 – 2008).

TIFF Investment Program

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
AJO, LP
Amundi Smith Breeden LLC
Azentus Capital Management Limited (AF)
Brookfield Investment Management Inc.
Canyon Capital Advisors LLC (AF)
Convexity Capital Management LP (AF)
Farallon Capital Management, LLC (AF)
Glenhill Capital Advisors, LLC
Joho Capital, LLC (AF)
Lansdowne Partners Limited Partnership
Lansdowne Partners Limited (AF)
Lone Pine Capital LLC (AF)
Marathon Asset Management, LLP
Mission Value Partners, LLC
Mondrian Investment Partners Limited
Och-Ziff Capital Management Group (AF)
OVS Capital Management LLP
QVT Financial LP (AF)
Shapiro Capital Management LLC
Sleep, Zakaria & Company, Ltd. (AF)
Southeastern Asset Management, Inc.
TIFF Advisory Services, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone  610-684-8200
fax       610-684-8210

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

FUND DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
One Commerce Square
Suite 700
2005 Market Street
Philadelphia, PA 19103

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The summary prospectus and full prospectus contains this and other information about the funds. The prospectuses may be obtained by contacting TIFF at 800-984-0084 or by visiting TIFF’s website at www.tiff.org. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2013, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Craig R. Carnaroli and Amy B. Coleman, each of whom is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, Ernst & Young LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2013 and 2012 were $151,685 and $144,475, respectively.

(b)	AUDIT RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. Fees billed by Ernst &Young LLP to the Registrant for fiscal years ended December 31, 2013 and 2012 were $3,600 and $3,500, respectively. These fees were for the review of the Registrant’s semi-annual report.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Ernst & Young LLP, for the fiscal years ended December 31, 2013 and 2012 were $87,760 and $123,052, respectively. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2013 or 2012.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2)	Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and to the Registrant’s Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2013 and 2012 were $205,497 and $304,114, respectively.

(h)	The Registrant’s audit committee of the board of directors has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedure for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes  to the procedures by which members may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program, Inc.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	02/26/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	02/26/2014

By (Signature and Title)	/s/ Dawn I. Lezon
Dawn I. Lezon, Treasurer and Chief Financial Officer

Date	02/26/2014